EXHIBIT 3.1

DEAN HELLER

Secretary of State

206 North Carson Street

Carson City, Nevada 89701-4298

(775) 684-5708

Website: secretaryofstate.biz

ARTICLES OF INCORPORATION

(PURSUANT TO NRS 78)

ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	Deer Bay Resources Inc.

2.	Resident Agent Name and Street Address:	Empire Stock Transfer Inc.
	(must be a Nevada address where process may be served).	Name
		7251 West Lake Mead Boulevard Suite 300	Las Vegas	NV	89128
		Address	City	State	Zip Code

3.	Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000	Par value: $0.001	Number of shares without par value:

4.	Names & Addresses of Board of Directors/Trustees:	1. Leah Finke Name

		7251 West Lake Mead Boulevard Suite 300	Las Vegas	NV	89128
		Address	City	State	Zip Code

5.	Purpose:	The purpose of this Corporation shall be All legal purposes

6.	Names, Address and Signature of Incorporator.	Leah Finke Name

		7251 West Lake Mead Boulevard Suite 300	Las Vegas	NV	89128
		Address	City	State	Zip Code

7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation.

		/s/ Leah Finke	8/25/2004
		Authorized Signature of R. A. or On Behalf of R. A. Company	Date

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ARTICLES OF INCORPORATION

OF

DEER BAY RESOURCES INC.

FIRST. The name of the corporation is Deer Bay Resources Inc.

SECOND. The registered office of the corporation in the State of Nevada is located at 7251 West Lake Mead Boulevard Suite 300, Las Vegas, NV 89128. The corporation may maintain an office, or offices, in such other places within Or without the State of Nevada as may be from time to time designated by the Board of Directors or the By-Laws of the corporation. The corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this corporation is formed are to engage in any lawful activity.

FOURTH. The total number of common stock authorized that may be issued by the Corporation is seventy five million (75,000,000) shares of common stock with a par value of one tenth of one cent ($0.001) per share and no other class of stock shall be authorized. The corporation may from time issue said shares for such consideration as the Board of Directors may fix.

FIFTH. The governing board of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this corporation, providing that the number of & directors shall not be reduced to fewer than one (1). The first Board of Directors shall be (3) in number and the name and post office address of these Directors are:

Name: Leah Finke
Address: 7251 W. Lake Mead Blvd Suite 300 Las Vegas, NV 89128

SIXTH. The capital stock of the corporation, after the amount of the subscription price or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

SEVENTH. The name and post office address of the incorporator signing the Articles of Incorporation is as follows:

Name: Empire Stock Transfer Inc.
Address: 7251 West Lake Mead. Boulevard Suite 300
Las Vegas, Nevada 89128

EIGHTH. The Resident Agent for this corporation shall be Empire Stock Transfer Inc. The address of the Resident Agent and the registered or statutory address of this corporation in the State of Nevada shall be: 7251 West Lake Mead Boulevard Suite 300 Las Vegas, NV 89128.

NINTH. The corporation is to have perpetual existence.

TENTH. The Board of Directors shall adopt the initial By-laws of the corporation. The Board of Directors shall also have the power to alter, amend or repeal the By-laws, or to adopt new By-laws, except as otherwise may be specifically provided in the By-laws.

ELEVEN. No Director or Officer of the corporation shall be personally liable, to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions, which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of Director or Officer of the corporation for acts or omissions prior to such repeal or modification

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TWELVETH. The corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant to General Corporation Law of the State of Nevada, do make and file these, Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this August 25, 2004.

/s/ Leah Finke
----------------------------
Leah Finke
Incorporator

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BYLAWS

OF

DEER BAY RESOURCES INC.

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ARTICLE IV
DIRECTORS, POWERS AND MEETINGS

4.1 Board of Directors	5
4.2 General Powers	5
4.3 Performance of Duties	5
4.4 Regular Meetings	5
4.5 Special Meetings	5
4.6 Notice	6
4.7 Waiver of Notice	6
4.8 Participation by Electronic Means	6
4.9 Quorum and Manner of Acting	6
4.10 Organization	6
4.11 Informal Action by Directors	6
4.12 Vacancies	6
4.13 Compensation	6
4.14 Removal of Directors	6
4.15 Resignations	7

ARTICLE V
COMMITTEES

5.1 Executive Committee	7
5.2 Audit Committee	7
5.3 Compensation Committee	7
5.4 Nominating/Governance Committee	8

ARTICLE VI
OFFICERS

6.1 Number of Officers	8
6.2 Election and Term of Office	8
6.3 Removal	8
6.4 Vacancies	9
6.5 Powers	9
6.6 Compensation	10
6.7 Bonds	10

ARTICLE VII
INDEMNIFICATION	10

ARTICLE VIII
DIVIDENDS	10

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ARTICLE IX
FINANCE

9.1 Reserve Funds	10
9.2 Banking	10

ARTICLE X
CONTRACTS, LOANS AND CHECKS

10.1 Execution of Contracts	10
10.2 Loans	11
10.3 Checks	11
10.4 Deposits	11

ARTICLE XI
FISCAL YEAR	11

ARTICLE XII
CORPORATE SEAL	11

ARTICLE XIII
AMENDMENTS	11

ARTICLE XIV
ADDITIONAL COMMITTEES

14.1 Appointment	11
14.2 Authority	11
14.3 Tenure and Qualifications	12
14.4 Meetings	12
14.5 Quorum	12
14.6 Informal Action by a Committee	12
14.7 Vacancies	12
14.8 Resignations and Removal	12
14.9 Procedure	12

ARTICLE XV
EMERGENCY BYLAWS	12

CERTIFICATE	13

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ARTICLE I
OFFICES

1.1 Business Office. The principal office and place of business of the corporation is located Canada. Other offices and places of business may be established from time to time by resolution of the Board of Directors or as the business of the corporation may require.

1.2 Registered Office. The registered office of the corporation, required by the Nevada Revised Statutes to be maintained in the State of Nevada, may be, but need not be, identical with the principal office in the State of Nevada, and the address of the registered office may be changed from time to time by the Board of Directors in accordance with the procedures set forth in the Nevada Revised Statutes.

ARTICLE II
SHARES AND TRANSFER THEREOF

2.1 Regulation. The Board of Directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

2.2 Stock Certificates: Facsimile Signatures and Validation.

(A) Ownership of stock in the corporation shall be evidenced by certificates of stock in such forms as shall be prescribed by the Board of Directors, certifying the number of shares owned by such stockholder in the corporation, and shall be under the seal of the corporation and signed by the President or the Vice-President and also by the Secretary of by an Assistant Secretary. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk and by a registrar, then a facsimile of the signature of the officers or agents of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.

(B) All certificates shall be consecutively numbered; the name of the person owning the shares represented thereby with the number of such shares and the date of issue shall be entered on the corporation's books; certificates shall only be printed or entered into the corporation's books in the name of the beneficial owner of the shares of the corporation's stock.

(C) In the event any officer who shall have signed, or whose facsimile signature shall have been used on, any such certificate shall cease to be such officer of the corporation, whether because of death, resignation or otherwise, before such certificate shall have been delivered by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed such certificate or whose facsimile signature shall have been used thereon, had not ceased to be such officer of the corporation.

2.3 Fractions of Shares: Issuance: Payment of Value or Issuance of Scrip. The corporation is not obligated to, but may, execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may, upon resolution of the Board of Directors:

(A) make payment to any person otherwise entitled to become a holder of a fractional share, which payment shall be in accordance with the provisions of the Nevada Revised Statutes; or

(B) execute and deliver registered or bearer scrip over the manual signature or facsimile signature of an officer of the corporation or of its agent for that purpose, exchangeable as provided on the scrip for full share certificates, but the scrip does not entitle the holder to any rights as a stockholder except as provided on the scrip. The scrip may contain any other provisions or conditions that the corporation, by resolution of the Board of Directors, deems advisable.

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2.4 Cancellation of Outstanding Certificates and Issuance of New Certificates: Order of Surrender: Penalties for Failure to Comply. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as hereinafter provided with respect to lost, stolen or destroyed certificates. When the Certificate or Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares, or it becomes desirable for any reason in the discretion of the Board of Directors, to cancel any outstanding certificate or shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors shall order any holders of outstanding certificates for shares to surrender and exchange them for new certificates within a reasonable time to be fixed by the Board of Directors. Such order may provide that no holder of any such certificate so ordered to be surrendered shall be entitled to vote or to receive dividends or exercise any of the other rights of stockholders of record until he shall have complied with such order, but such order shall only operate to suspend such rights after notice and until compliance. The duty of surrender of any outstanding certificates may also be enforced by action at law.

2.5 Lost. Stolen or Destroyed Certificates. Any stockholder claiming that his certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of the fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount required to be determined by the President and Treasurer of the corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

2.6 Transfer of Shares. Subject to the terms of any stockholder agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof. No transfer of stock shall be valid as against the corporation unless the certificate is delivered and surrendered to the corporation for cancellation of the certificate therefore, accompanied by an assignment or transfer by the owner therefor, made either in person or under assignment, and a new certificate shall be issued therefor. Upon such presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Nevada.

2.7 Restrictions on Transfer of Shares. Subject to the limitation imposed by Section 104.8204, Nevada Revised Statutes, a written restriction on the transfer or registration of transfer of a security of the corporation may be enforced against the holder of the restricted security or any successor or transferee of the holder. A restriction on the transfer or registration of transfer of the securities of the corporation may be imposed either by the Certificate of Incorporation, the Bylaws or by an agreement among any number of security holders or between one or more such holders and the corporation. No restriction so imposed is binding with respect to securities issued prior to the adoption of the restriction, unless the holders of the securities are parties to an agreement or voted in favor of the restriction.

2.8 Transfer Agent. Unless otherwise specified by the Board of Directors by resolution, the Secretary of the corporation shall act as transfer agent of the certificates representing the shares of stock of the corporation. He shall maintain a stock transfer book, the stubs of which shall set forth among other things, the names and addresses of the holders of all issued shares of the corporation, the number of shares held by each, the certificate numbers representing such shares, the date of issue of the certificates representing such shares, and whether or not such shares originate from original issue or from transfer. Subject to Section 3.8, the names and addresses of the stockholders as they appear on the stubs of the stock transfer book shall be conclusive evidence as to who are the stockholders of record and as such entitled to receive notice of the meetings of stockholders; to vote at such meetings; to examine the list of the stockholders entitled to vote at meetings; to receive dividends; and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Each stockholder shall be responsible for notifying the Secretary in writing of any change in his name or address and failure so to do will relieve the corporation, its directors, officers and agents, from liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing on the stub of the stock transfer book.

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2.9 Close of Transfer Book and Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

ARTICLE III
STOCKHOLDERS AND MEETINGS THEREOF

3.1 Stockholders of Record. Only stockholders of record on the books of the corporation shall be entitled to be treated by the corporation as holders in fact of the shares standing in their respective names, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, any shares on the part of any other person, firm or corporation, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Nevada.

3.2 Meetings. Meetings of stockholders shall be held at the principal office of the corporation, or at such other place, either within or without the State of Nevada, as specified from time to time by the Board of Directors. If the Board of Directors shall specify another location such change in location shall be recorded on the notice calling such meeting.

3.3 Annual Meeting. The annual meeting of stockholders of the corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held on such date, and at such time and place as the Board of Directors shall designate by resolution at any time within the first twelve months following the close of the corporation's full term fiscal year. If the election of directors shall not be held within the time period designated herein for any annual meeting of the stockholders, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient. Failure to hold the annual meeting at the designated time shall not work a forfeiture or dissolution of the corporation.

3.4 Special Meetings. Special meetings of the stockholders of the corporation may be called by the Chairman of the Board of Directors or the Board of Directors.

3.5 Actions at Meetings Not Regularly Called: Ratification and Approval. Whenever all stockholders entitled to vote at any meeting consent, either by (i) a writing on the records of the meeting or filed with the Secretary; or (ii) presence at such meeting and oral consent entered on the minutes; or (iii) taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is-made at the time. If a meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting. Such consent or approval of stockholders may be made by proxy or attorney, but all such proxies and powers of attorney must be in writing.

3.6 Notice of Stockholders' Meeting: Signature: Contents, Service Waiver. The notice of stockholders meetings shall be in writing and signed by the President or a Vice President, or the Secretary, or the Assistant Secretary, or by such other person or persons as designated by the Board of Directors. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place, which may be within or without the State of Nevada, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed postage prepaid to, each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears on the records of the corporation, and upon such mailing of any such notice the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership, shall constitute delivery of such notice to such corporation, association or partnership. Notice duly delivered or mailed to a stockholder in accordance with the provisions of this section shall be deemed sufficient, and in the event of the transfer of his stock after such delivery or mailing and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting upon the transferee. Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting. Such waiver shall be deemed equivalent to any notice required to be given pursuant to the Articles of Incorporation, the Bylaws, or the Nevada Revised Statutes.

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3.7 Consent of Stockholders' in Lieu of Meeting. Any action which may be taken by the vote of stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, except that:

A) If any greater proportion of voting power is required for such action at a meeting, then the greater proportion of written consents is required; and

(B) This general provision for action by written consent does not supersede any specific provision for action by written consent contained in the Articles of Incorporation, the bylaws or the Nevada Revised Statutes. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

3.8 Voting Record. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before such meeting of stockholders, a complete record of the stockholders entitled to vote at each meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The record, for a period of ten days prior to such meeting, shall be kept on file at the principal office of the corporation, whether within or without the State of Nevada, and shall be subject to inspection by any stockholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting for the purposes thereof. The original stock transfer books shall be the prima facie evidence as to who are the stockholders entitled to examine the record or transfer books or to vote at any meeting of stockholders.

3.9 Quorum. One-third (1/3) of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by the Nevada Revised Statutes and the Articles of Incorporation. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed sixty (60) days without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

3.10 Manner of Acting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation or these Bylaws.

3.11 Stockholders' Proxies. At any meeting of the stockholders of the corporation, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the corporation.

3.12 Voting of Shares. Unless otherwise provided by these Bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

3.13 Voting by Ballot. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

3.14 Cumulative Voting. No stockholder shall be permitted to cumulate his votes.

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ARTICLE IV

DIRECTORS, POWERS AND MEETINGS

4.1 Board Of Directors. The business and affairs of the corporation shall be managed by a board of not less than one (1) nor more than ten (10) directors who shall be natural persons of at least 18 years of age but who need not be stockholders of the corporation or residents of the State of Nevada and who shall be elected at the annual meeting of stockholders or some adjournment thereof. Directors shall hold office until the next succeeding annual meeting of stockholders and until their successors shall have been elected and shall qualify. The Board of Directors may increase or decrease the number of directors by resolution.

4.2 General Powers. The business and affairs of the corporation shall be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders including, but without thereby limiting the generality of the foregoing, the power to create and to delegate, with power to subdelegate, any of its powers to any committee. The directors shall pass upon any and all bills or claims of officers for salaries or other compensation and, if deemed advisable, shall contract with officers, employees, directors, attorneys, accountants, and other persons to render services to the corporation. Any contractor or conveyance, otherwise lawful, made in the name of the corporation, which is authorized or ratified by the Board of Directors, or is done within the scope of the authority, actual or apparent, given by the Board of Directors, binds the corporation, and the corporation acquires rights thereunder, whether the contract is executed or is wholly or in part executory.

4.3 Performance Of Duties. A director of the corporation shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs (A), (B), and (C) of this Section 4.3; but he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A person who so performs his duties shall not have any liability by reason of being or having been a director of the corporation. Those persons and groups on whose information, opinions, reports, and statements a director is entitled to rely upon are:

(A) One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(B) Counsel, public accountants, or other persons as to matters which the director reasonably believes to be within such persons' professional or expert competence; or

(C) A committee of the board upon which he does not serve, duly designated in accordance with the provisions of the Articles of Incorporation or the Bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

4.4 Regular Meetings. A regular, annual meeting of the Board of Directors shall be held at the same place as, and immediately after, the annual meeting of stockholders, and no notice shall be required in connection therewith. The annual meeting of the Board of Directors shall be for the purpose of electing officers and the transaction of such other business as may come before the meeting. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

4.5 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them.

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4.6 Notice. Written notice of any special meeting of directors shall be given as follows:

(A) By mail to each director at his business address at least three (3) days prior to the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid; or

(B) By personal delivery or telegram at least twenty-four (24) hours prior to the meeting to the business address of each director, or in the event such notice is given on a Saturday, Sunday or holiday, to the residence address of each director. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company.

4.7 Waiver of Notice. Whenever any notice whatever is required to be given to directors, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

4.8 Participation by Electronic Means. Unless otherwise restricted, members of the Board of Directors or any committee thereof, may participate in a meeting of such board or committee by means of a conference telephone network or a similar communications method by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section constitutes presence in person at such meeting. Each person participating in the meeting shall sign the minutes thereof. The minutes may be signed in counterparts.

4.9 Quorum and Manner of Acting. A quorum at all meetings of the Board of Directors shall consist of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the laws of the State of Nevada or by the Articles of Incorporation or these Bylaws.

4.10 Organization. The Board of Directors shall elect a chairman from among the directors to preside at each meeting of the Board of Directors and at all meetings of the stockholders. If there shall be no chairman present, then the President shall preside, and in his absence, any other director chosen by the Board of Directors shall preside. The Board of Directors shall elect a Secretary to record the discussions and resolutions of each meeting.

4.11 Informal Action By Directors. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if a written consent thereto is signed by all the members of the board or such committee. Such written consent shall be filed with the minutes of proceedings of the board or committee.

4.12 Vacancies. Any vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and shall hold such office until his successor is duly elected and shall qualify. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting, or at a special meeting of stockholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office only until the next election of directors by the stockholders.

4.13 Compensation. By resolution of the Board of Directors and irrespective of any personal interest of any of the members, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

4.14 Removal of Directors. Any director may be removed by the shareholders of the voting group that elected the director, with or without cause, at a meeting called for that purpose. The notice of the meeting shall state that the purpose, or one of the purposes, of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

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4.15 Resignations. A director of the corporation may resign at any time by giving written notice to the Board of Directors, President or Secretary of the corporation. The resignation shall take effect upon the date of receipt of such notice, or at such later time specified therein. The acceptance of such resignation shall not be necessary to make it effective, unless the resignation requires such acceptance to be effective.

ARTICLE V
COMMITTEES

5.1 Executive Committee. (A) The Board of Directors may appoint an executive committee consisting of such number of directors as it may appoint, to serve at the pleasure of the Board of Directors, but in any event not beyond the next annual meeting of the Board of Director. The Board of Directors may at any time, without notice, remove and replace any member of the executive committee.

(B) Subject to the provisions of Section 4.2 of these bylaws, the executive committee shall have a charter that will be approved and revised as appropriate, from time to time by the executive committee and the Board of Director. In general terms the functions of the executive committee shall be those as set forth in the charter.

(C) The executive committee shall meet at stated times or on notice to all by one of its number, in which notice the time and place of the meeting shall be set forth. The executive committee shall fix its own rules of procedure, and a majority shall constitute a quorum; but the affirmative vote of a majority of the whole committee shall be necessary in every case. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors.

(D) Members of the executive committee, other than officers of the corporation, may receive such compensation for their services as shall be prescribed by the Board of Directors. Each member of the executive committee shall be entitled to receive from the corporation reimbursement of his expenses incurred in attending a meeting of such committee.

5.2 Audit Committee. (A) The Board of Directors may appoint an audit committee, consisting of such number of directors as it may appoint, to serve at the pleasure of the Board of Directors, but in any event not beyond the next annual meeting of the Board of Directors. The Board of Directors may at any time, without notice, remove and replace any member of the audit committee.

(B) Subject to the provisions of Section 4.2 of these bylaws, the audit committee shall have a charter that will be approved and revised as appropriate, from time to time by the audit committee and the Board of Directors. In general terms, the functions of the audit committee shall be those as set forth in the charter.

(C) The audit committee shall meet at stated times or on notice to all by one of its number, in which notice the time and place of the meeting shall be set forth. The audit committee shall fix its own rules of procedure, and a majority shall constitute a quorum; but the affirmative vote of a majority of the whole committee shall be necessary in every case. The audit committee shall keep regular minutes of its proceedings and report the same to the Board of Directors.

(D) Members of the audit committee, other than officers of the corporation, may receive such compensation for their services as shall be prescribed by the Board of Directors. Each member of the audit committee shall be entitled to receive from the corporation reimbursement of his expenses incurred in attending a meeting of such committee.

5.3 Compensation Committee. (A) The Board of Directors may appoint a compensation committee, consisting of such number of directors as it may appoint, to serve at the pleasure of the Board of Directors, but in any event not beyond the next annual meeting of the Board of Directors. The Board of Directors may at any time, without notice, remove and replace any member of the compensation committee.

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(B) Subject to the provisions of Section 4.2 of these bylaws, the compensation committee shall have a charter that will be approved and revised as appropriate, from time to time by the audit committee and the Board of Directors. In general terms, the functions of the compensation committee shall be those as set forth in the charter.

(C) The compensation committee shall meet at stated times or on notice to all by one of its number, in which notice the time and place of the meeting shall be set forth. The compensation committee shall fix its own rules of procedure, and a majority shall constitute a quorum; but the affirmative vote of a majority of the whole committee shall be necessary in every case. The compensation committee shall keep regular minutes of its proceedings and report the same to the Board of Directors.

(D) Members of the compensation committee, other than officers of the corporation, may receive such compensation for their services as shall be prescribed by the Board of Directors. Each member of the compensation committee shall be entitled to receive from the corporation reimbursement of his expenses incurred in attending a meeting of such committee.

5.4 Nominating/Governance Committee. (A) The Board of Directors may appoint a nominating/governance committee, consisting of such number of directors as it may appoint, to serve at the pleasure of the Board of Directors, but in any event not beyond the next annual meeting of the Board of Directors. The Board of Directors may at any time, without notice, remove and replace any member of the nominating/governance committee.

(B) Subject to the provisions of Section 4.2 of these bylaws, the nominating/governance committee shall have a charter that will be approved and revised as appropriate, from time to time by the nominating/governance committee and the Board of Directors. In general terms, the functions of the nominating/governance committee shall be those as set forth in the charter.

(C) The nominating/governance committee shall meet at stated times or on notice to all by one of its number, in which notice the time and place of the meeting shall be set forth. The nominating/governance committee shall fix its own rules of procedure, and a majority shall constitute a quorum; but the affirmative vote of a majority of the whole committee shall be necessary in every case. The nominating/governance committee shall keep regular minutes of its proceedings and report the same to the Board of Directors.

(D) Members of the nominating/governance committee, other than officers of the corporation, may receive such compensation for their services as shall be prescribed by the Board of Directors. Each member of the nominating/governance committee shall be entitled to receive from the corporation reimbursement of his expenses incurred in attending a meeting of such committee.

ARTICLE VI
OFFICERS

6.1 Number. The officers of the corporation shall be a President, a Secretary, a Treasurer, and a registered agent, and who shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person.

6.2 Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as practicable. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

6.3 Removal. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

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6.4 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term. In the event of absence or inability of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, director or person whom it may select.

6.5 Powers. The officers of the corporation shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors.

(A) President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall have general supervision, direction and control over all of the business and affairs of the corporation. The President shall, when present, and in the absence of a Chairman of the Board, preside at all meetings of the stockholders and of the Board of Directors. The President may sign, with the Secretary or any other proper officer of the corporation authorized by the Board of Directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

(B) Vice President. If elected or appointed by the Board of Directors, the Vice President (or in the event there is more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall, in the absence of the President or in the event of his death, inability or refusal to act, perform all duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

(C) Secretary. The Secretary shall: keep the minutes of the proceedings of the stockholders and of the Board of Directors in one or more books provided for that purpose; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; sign with the Chairman or Vice Chairman of the Board of Directors, or the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; have general charge of the stock transfer books of the corporation; and in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

(D) Assistant Secretary. The Assistant Secretary, when authorized by the Board of Directors, may sign with the Chairman or Vice Chairman of the Board of Directors or the President or a Vice President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. An Assistant Secretary, at the request of the Secretary, or in the absence or disability of the Secretary, also may perform all of the duties of the Secretary. An Assistant Secretary shall perform such other duties as may be assigned to him by the President or by the Secretary.

(E) Treasurer. The Treasurer shall: have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws; and keep accurate books of accounts of the corporation's transactions, which shall be the property of the corporation, and shall render financial reports and statements of condition of the corporation when so requested by the Board of Directors or President. The Treasurer shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the President or the Board of Directors. In the absence or disability of the President and Vice President or Vice Presidents, the Treasurer shall perform the duties of the President.

(F) Assistant Treasurer. An Assistant Treasurer may, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all of the duties of the Treasurer. He shall perform such other duties as may be assigned to him by the President or by the Treasurer.

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6.6 Compensation. All officers of the corporation may receive salaries or other compensation if so ordered and fixed by the Board of Directors. The Board shall have authority to fix salaries in advance for stated periods or render the same retroactive as the Board may deem advisable. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

6.7 Bonds. If the Board of Directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

ARTICLE VII
INDEMNIFICATION

The corporation shall, to the fullest and broadest extent permitted by law, indemnify all persons whom it may indemnify pursuant thereto. The corporation may, but shall not be obligated to, maintain insurance, at its expense, to protect itself and any other person against any liability,cost or expense. The foregoing provision of this section shall be deemed to be a contract between the corporation and each person who may be indemnified pursuant to this section at any time while this section and the relevant provisions of the General Corporation Law of Nevada and other applicable law,if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts. Notwithstanding the foregoing provisions of this section, the corporation shall not indemnify persons seeking indemnity in connection with any threatened, pending or completed action, suit or proceeding voluntarily brought or threatened by such person unless such action, suit or proceeding has been authorized by a majority of the entire Board of Directors.

ARTICLE VIII
DIVIDENDS

The Board of Directors from time to time may declare and the corporation may pay dividends on its outstanding shares upon the terms and conditions and in the manner provided by law and the Articles of Incorporation.

ARTICLE IX

FINANCE

9.1 Reserve Funds. The Board of Directors, in its uncontrolled discretion, may set aside from time to time, out of the net profits or earned surplus of the corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the corporation, and for any other purpose.

9.2 Banking. The moneys of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies, as the Board of Directors shall designate, and may be drawn out only on checks signed in the name of the corporation by such person or persons as the Board of Directors, by appropriate resolution, may direct. Notes and commercial paper, when authorized by the Board, shall be signed in the name of the corporation by such officer or officers or agent or agents as shall be authorized from time to time.

ARTICLE X

CONTRACTS, LOANS AND CHECKS

10.1 Execution of Contracts. Except as otherwise provided by statute or by these Bylaws, the Board of Directors may authorize any officer or agent of the corporation to enter into any contract, or execute and deliver any instrument in the name of, and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized, no officer, agent or employee shall have any power to bind the corporation for any purpose, except as may be necessary to enable the corporation to carry on its normal and ordinary course of business.

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10.2 Loans. No loans shall be contracted on behalf of the corporation and no negotiable paper or other evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors. When so authorized, any officer or agent of the corporation may effect loans and advances at any time for the corporation from any bank, trust company or institution, firm, corporation or individual. An agent so authorized may make and deliver promissory notes or other evidence of indebtedness of the corporation and may mortgage, pledge, hypothecate or transfer any real or personal property held by the corporation as security for the payment of such loans. Such authority, in the Board of Directors discretion, may be general or confined to specific instances.

10.3 Checks. Checks, notes, drafts and demands for money or other evidence of indebtedness issued in the name of the corporation shall be signed by such person or persons as designated by the Board of Directors and in the manner prescribed by the Board of Directors.

10.4 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE XI

FISCAL YEAR

The fiscal year of the corporation shall be the year adopted by resolution of the Board of Directors.

ARTICLE XII

CORPORATE SEAL

The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "CORPORATE SEAL."

ARTICLE XIII
AMENDMENTS

Any Article or provision of these Bylaws may be altered, amended or repealed at any time, or new Bylaws may be adopted at any time, by a majority of the directors present at any meeting of the Board of Directors of the corporation at which a quorum is present, in the sole and absolute discretion of the Board of Directors.

ARTICLE XIV

ADDITIONAL COMMITTEES

14.1 Appointment. Notwithstanding Article IX, the Board of Directors by resolution adopted by a majority of the full Board, may designate one or more additional committees, each committee to consist of one or more of the directors of the corporation. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

14.2 Authority. Any such additional committee, when the Board of Directors is not in session shall have and may exercise all of the authority of the Board of Directors except to the extent, if any, that such authority shall be limited by the resolution appointing the committee and except also that the committee shall not have the authority of the Board of Directors in reference to declaring dividends and distributions, recommending to the stockholders that the Articles of Incorporation be amended, recommending to the stockholders the adoption of a plan of merger or consolidation, filling vacancies on the Board of Directors or any committee thereof, recommending to the stockholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the stockholders a voluntary dissolution of the corporation or a revocation thereof, authorize or approve the issuance or reacquisition of shares, or amending the Bylaws of the corporation.

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14.3 Tenure and Qualifications. Each member of such additional committee shall hold office until the next regular annual meeting of the Board of Directors following the designation of such member and until his successor is designated as a member of such committee and is elected and qualified.

14.4 Meetings. Regular meetings of any additional committee may be held without notice at such time and places as the committee may fix from time to time by resolution. Special meetings of any additional committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to the member of the committee at his business address. Any member of any such additional committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of any such additional committee need not state the business proposed to be transacted at the meeting.

14.5 Quorum. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting thereof, and any action of such committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

14.6 Informal Action by a Committee. Any action required or permitted to be taken by a committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the committee entitled to vote with respect to the subject matter thereof.

14.7 Vacancies. Any vacancy in a committee may be filled by a resolution adopted by a majority of the full Board of Directors.

14.8 Resignations and Removal. Any member of a committee may be removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of a committee may resign from such committee at any time by giving written notice to the President or Secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

14.9 Procedure. A committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting thereof held next after the proceedings shall have been taken.

ARTICLE XV

EMERGENCY BYLAWS

The Emergency Bylaws provided in this Article XV shall be operative during any emergency in the conduct of the business of the corporation resulting from an attack on the United States or any nuclear or atomic disaster, notwithstanding any different provision in the preceding articles of the Bylaws or in the Articles of Incorporation of the corporation or in the Nevada Revised Statutes. To the extent not inconsistent with the provisions of this article, the Bylaws provided in the preceding articles shall remain in effect during such emergency and upon its termination the Emergency Bylaws shall cease to be operative. During any such emergency:

(A) A meeting of the Board of Directors may be called by any officer or director of the corporation. Notice of the time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

(B) At any such meeting of the Board of Directors, a quorum shall consist of the number of directors in attendance at such meeting.

(C) The Board of Directors, either before or during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices, or authorize the officers so to do.

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(D) The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

(E) No officer, director or employee acting in accordance with these Emergency Bylaws shall be liable except for willful misconduct. No officer, director, or employee shall be liable for any action taken by him in good faith in such an emergency in furtherance of the ordinary business affairs of the corporation even though not authorized by the Bylaws then in effect.

(F) These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action taken prior to the time of such repeal or change. Any amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

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CERTIFICATE

I hereby certify that the foregoing Bylaws, consisting of 19 pages, including this page, constitute the Bylaws of Deer Bay Resources Inc.

/s/ Garry Wong, President

14

1

EXHIBIT A TO CERTIFICATE OF AMENDMENT

FOR

DEER BAY RESOURCES, INC.

FOURTH: The total number of shares of common stock authorized that may be issued by the Corporation is two hundred million (200,000,000) shares of common stock with a par value of $0.0001 per share. The total number of shares of preferred stock authorized that may be issued by the Corporation is twenty million (20,000,000) shares of preferred stock with a par value of $0.0001.

2

ROSSMILLER Secretary of State 204 North Carson Street, Ste 1 Carson City. Nevada 89701 - 429! (775) 684 5708 Web8ite: secretaryofetate.blz Articles of Merger (PURSUANT TO NRS 92A.200) Page 1 Filed in the office of Document Kumber , _,L_ Ross Miller Secretary of State State of Nevada 20110069715 - 32 Filing Date and Time , 01/27/2011 2:58 PM 'Entity Number C22901 - 2004 USE BLACK INK ONI.Y - DO NOT HIGHUGHl'. ABOVE SPACE IS FOR OFFICE USE ONLY (Pursuant to Nevada Revised Statutes Chapter 92A) (excluding 92A.200(4b)) 1) Name and Jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entitles, check box D and attach an 8112" x11" blank sheet containing the required Information for each additional entity. ---------------------------------------------- . I Biotlamex Corporation Name or merging entity !Nevada @ rporation Jurisdiction Entity type" , - ------------------- · ----- · - ·· - ·· -- ·· --- · - ·· ----- ·· --- · - ·· - · - Name of merging entity Jurisdiction Entity type• Name of merging entity Jurisdiction Entity type .,. Name of merging entity Jurisdiction Entity type • and, Reso •I_n_c. .. ::J Name of surviving entity !Nevada I Corporation Jurisdiction Entity type .. * Corporation, non - profit corporation, limited partnership, limited - liability company or business trust. Filing Fee: $360.00 This form must be accompanied by appropriate fees. Nevada Secralery of Stale AM Merger Pai;ie 1 2007 R<Msed<n 01,'0l/07

1

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Bioflamex Corporation
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Deer Bay Resources, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 2 2007
Revised on: 01/01/07

ROSSMILLER Secretary of State 204 North carson Street, Ste 1 Careon City, Nevada 89701 - 4299 {775) 684 6708 Website: secretaryofatate.biz Articles of Merger (PURSUANT TO NRS 92A.200) Page 3 USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOW SPACE IS FOR OFFICE USE 0NLY (b) The plan was approved by the required consent of the owners of": Name of merging entity, If applicable Name of merging entity, If eppllcable Name of merging entity, If applicable Name of merging entity, if applicable and, or ; Name of surviving entity, if applicable • Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituenl entity in the merger. This form must be accompanied by appropriate fees. N<>vAc18 Becr'"'8ty Of Stet,, AM Merger Pag& J 2007 Flev!sedc,n; 01/01/07

3

ROSSMILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701 - 4299 (775) 684 6708 Website: secretaryofatate.blz Articles of Merge_r (PURSUANT TO NRS 92A.200) Page4 USE SLACK 91K ONLY - DO NOT HIGHLIGHT ABOI/I! SPACE IS FOR OFFICE USE ONLY (c) Approval of plan of merger for Nevada noo - proflt corporation (NRS 92A.160): The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Name of merging entity, if appllcable Name of merging entity, If applicable Name of merging entity, If appllcabla Name of merging entity, If applicable and,or; Name of survMng entity, if applicable This form must be accompanied by appropriate toos. N&v3da Seetet:>ryorSlalflAM Mmger p - ,i2001 """"'"'d or,; 01/01107

4

ROSSIIIILLER Secretary of State 204 North Carson Street, Ste 1 caraon City, Nevada 89701 - 4299 (776) 6846708 Webalta: ncretaryofstate.blz Articles of Merger (PURSUANT TO NRS 92A.200} Page 5 USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE ISFOR Ol'FlCE USE ONLY 5) Amendments, If any, to the articles or certificate of the aurvlvlng entity. Provide article numbers, if available. (NRS 92A.200)•: Article I is hereby amended in its entirety to read: Article I: Name "The name of the corporation is Biotlamex Corporation, hereinafter the "Corporation." 6) Location of Plan of Merger (check a or b): D (a) The entire plan of merger Is attached; or, lKJ (b) The entire plan of merger Is on file at the registered office of the survivlng corporation, llmited - llabllily company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity {NRS 92A.200). 7) Effective date (optional).:.. [_· - · - · --- ···· - ········ -- · - ·· - · --- - " Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.1BO (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the survMng entity except that the name (!f the surviving entity may be changed. - A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240). This form must be accompanied by approprlate tees. Neva<!• S1tetQl11,y of Sl»kl AM Me,gsr P"IJ" !S 2007 Re>'iSeCI 011: 0./01/07

5

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***
(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Bioflamex Corporation
Name of merging entity
X [signature] President 1/25/2011
Signature Title Date

Name of merging entity
X
Signature Title Date

Name of merging entity
X
Signature Title Date

Name of merging entity
X
Signature Title Date

Deer Bay Resources, Inc.
Name of surviving entity
X [signature] President 1/25/2011
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

From fax 1.866.824.9102 Thu Dec 6 09:55:27 2012 MST Page 1 of 4

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120822980-44
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/06/2012 9:02 AM
	Entity Number C22901-2004

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
BIOFLAMEX CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)
Pursuant to the authority granted to the directors to take action by unanimous consent without a meeting pursuant to the articles of organization of BioFlamex Corporation, the Board of Directors ("Directors") of BioFlamex Corporation a Nevada corporation do hereby consent to, adopt, retify, confirm and approve as of December 30, 2012 a reverse stock split of the common stock of BioFlamex Corporation at a ratio of 40: 1

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: Dec 4, 2012 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer KRISTIAN SCHIERDING

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

Document Number 20120340887 - 85 Filed in the office of .,,,'.. - L. Filing Date and Time 05/14/2012 2:17 AM Entity Number C22901 - 2004 RossMiller Secretarv of State State of Nevada From: Cane Clark LLP. To:4862888 ROSSMILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701 - 4520 {TTS) 684 - 5708 Website: www.nvsos.gov Page: 4/4 Certificate of Amendment (PURSUANT TO NRS 78.385 ANO 78.390) USE BLACK INK ONLY· DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE OHLY Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) 1. Name of corporation: Bioflamex Corporation 2. The articles have been amended as follows: (provide article numbers, if available) FOURTH. The total number of common stock authorized that may be issued by the Corporation is four hundred million 400,000,000 shares of common stock with a par value of $0.000I per share and no other class of stock shall be authorized. The corporation may from time issue said shares for such consideration as the Board of Directors may fix. Date: 5/14/20121:08:34 PM I IIH I 111111I I 11111111111111111 +()9()201• 3 . The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 4. Effective date and time of filing: (optional) Date: 55 % Time: (must not be later than 90 days after the certificate is filed) 5. Signature: (required) / -------- · ' , X / /f Signature of Officer *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof . This form must be accompanied by appropriate fees. IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. Nevada Secretary cf State Amend Ptofit.Afte( Revised: 8 - 31 - 11

8

Business Number C22901 - 2004 Filed in the Office of Secretary of State State Of Nevada Filing Number 20150120036 - 90 Filed On 03/17/2015 Number of Pages 2

9

From 8668249102 1.866.824.9102 Tue Mar 17 08:26:17 201) MDT Pagel of 4 BARBARA K. CEGAVSKE Secretaryt1f State 202 N rth Carson Street Carson City, Nevada 89:701 - 4201 (775) 684 - 5706 Website: www.nvsos.g<lv Articles of Conversion (PURSUANT TO NRS 92A 205) Page 2 USE BLACK INK Ot,;LY - DO NOT 1 - <IGHLIQfH ABOVE SPACE. IS FOR OFF!CE tJSE ONLY 4. Forwarding address·where ct1ples of process may be sent by the Secretary of State of Nevada (if a foreign enttty is the resulting entity in the conversion): Therese C!O. WyomjngCorpServir:es 1712Pionee!Ave. Suite10 CheyenneW yomrng82001 5. Effective date and time of filing: (optional) (mu!lt not be lalef than 90 days alter the cert11icare ts filed) Date: Ttme: 6, Signatures - must be signed by: 1. t' const11t•en \ entit · 1s a Nevada enS1y: an officer of each N vaCa corporahon: all general partners o1 each Nevada limited partnership or limited - l;llbili(y' l1rn1ted partnership· a manager nf each Nevada tirn;!ed - l1ab1lity cornpahy W!th managers or one rnemtier if !ilera acP. no managors· a trLrSree of each Nevada business trust. a m:inagrng p,ntner of a Nevada lirn1ted - iiobir1ty pa11:1ersh!p (a.k a general partnership governed by NRS chap1er 87). Z. If constituent entity :s a lore1g11 enttly: must be signed by the cansJ::twent enl1:y 1n the manner p - rov1ded by the law governing 1l. 81of!amexCorporat,on Narne of constituent entity X /f'tj/ifit c,: .·. Sig ~ t ; - ----- " - ----- ;::;., - -- :: - /,j - cec Title oJ - CJ2 t:f Date • Pursuant to NRS 92A.205(4) if the conversion taKes effect on a later d;,ite specrtied ira '.he art<cles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuarr! to paragroph (b) subsection 7 mus! sta \ e the name arid the JLJnsdict1on ol the consti!uent criti1y and that the t:x1stence of the resulting entity does n:it begin tmt!I the later d - atc. This statement must be included within the resutting entity's articles. FILING FEE: $350,00 IMPORTANT: Faih.1re lo include a""ty of the ahove 1nformil1ion and subm1tw1th the proper lees may c;iuse ih1s filrng to be re1eci.eo, Thi";; tom1 m!,JSI Im r,ccomprini d by approprJa/e" taec;;, .'Jcvada s crntary o! Slate 92A Co·we,s,on PHge 2 f{ev,se . 1,5.1'j

10

Max Maxfield, WY Secretary of State FILED: 02/20/2013 11:23 AM ID: 2013-000638349

APPLICATION FOR CERTIFICATE

ARTICLES OF DOMESTICATION

OF

BIOFLAMEX CORPORATION

Pursuant to W.S. 17-16-1702 of the Wyoming Business Corporation Act, the undersigned hereby applies for a Certificate of Domestication and for that purpose hereby submits Articles of Domestication.

FIRST	The name of the corporation is: BIOFLAMEX CORPORATION

SECOND	The laws in which it was incorporated under: Nevada

THIRD	The date of its incorporation is: August 25, 2004

FOURTH	The Corporation is to have perpetual existence.

FIFTH	The address of its principal office is:

1712 Pioneer Ave. Suite 100 Cheyenne, WY 82001

SIXTH	The mailing address where correspondence and annual reports can be sent:

1712 Pioneer Ave. Suite 100 Cheyenne, WY 82001

SEVENTH	The registered agent for this corporation shall be:

Corporate Agents, LLC

The address of said agent, and, the registered or statutory address of this corporation in the state of Wyoming, shall be:

1712 Pioneer Ave. Suite 100 Cheyenne, WY 82001

1

EIGHTH	The purpose or purposes of the corporation which it proposes to pursue in the transaction of business in this state:

(A) To do all things necessary or convenient to carry out its business and affairs, including without limitation power to:

(B) Sue and be sued, complain and defend in its corporate name;

(C) Have a corporate seal, which may be altered at will, and to use it, or a facsimile of it, by impressing or affixing it or in any other manner reproducing it;

(D) Make and amend bylaws, not inconsistent with its articles of incorporation or with the laws of this state, for managing the business and regulating the affairs of the corporation;

(E) Purchase, receive, lease, or otherwise acquire, and own, hold, improve, use, and otherwise deal with, real or personal property, or any legal or equitable interest in property, wherever located;

(F) Sell, convey, mortgage, pledge, lease, exchange, and otherwise dispose of all or any part of its property;

(G) Purchase, receive, subscribe for, or otherwise acquire; own, hold, vote, use, sell, mortgage, lend, pledge, or otherwise dispose of; and deal in and with shares or other interests in, or obligations of, any other entity;

(H) Make contracts and guarantees, incur liabilities, borrow money, issue its notes, bonds, and other obligations which may be convertible into or include the option to purchase other securities of the corporation, and secure any of its obligations by mortgage or pledge of any of its property, franchises, or income;

(I) Lend money, invest and reinvest its funds, and receive and hold real and personal property as security for repayment;

(J) Be a promoter, partner, member, associate, or manager of any partnership, joint venture, trust, or other entity;

(K) Conduct its business, locate offices, and exercise the powers granted by this act within or without this state;

(L) Elect directors and appoint officers, employees, and agents of the corporation, define their duties, fix their compensation, and lend them money and credit;

(M) Pay pensions and establish pension plans, pension trusts, profit sharing plans, share bonus plans, share option plans, and benefit or incentive plans for any or all of its current or former directors, officers, employees, and agents;

(N) Make donations for the public welfare or for charitable, scientific, or educational purposes;

(O) Transact any lawful business; and

(P) Make payments or donations, or do any other act, not inconsistent with law, that furthers the business and affairs of the corporation.

2

NINTH	The names and respective addresses of its officers and directors are:

President: Kristian Schiorring 1712 Pioneer Ave. Suite 100, Cheyenne, WY 82001

TENTH	The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

Number of Shares 75,000,000

Class Common

Series

Par Value per Share $.0001

ELEVENTH	The aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

Number of Shares

Class

Series

Par Value per Share

TWELFTH	The Corporation accepts the Constitution of this state in compliance with the requirements of Article 10, Section 5 of the Wyoming Constitution.

Dated this 19th day of February, 2013

Alicia Madrid, Corporate Agents, LLC, Registered Agent

3

CONSENT TO APPOINTMENT

BY REGISTERED AGENT

I, Corporate Agents, LLC, voluntarily consent to serve as the registered agent for BIOFLAMEX CORPORATION on the date shown below.

The registered agent certifies that he is: (check one)

	(a)	An individual who resides in this state and whose business office is identical with the registered office;

☒	(b)	A domestic corporation or not-for-profit domestic corporation whose business office is identical with the registered office; or

	(c)	A foreign corporation or not-for-profit foreign corporation authorized to transact business in this state whose business office is identical with the registered office.

Dated this 19th day of January, 2013.

Alicia Madrid, Corporate Agents, LLC, Registered Agent

tax@wyomingcompany.com

4

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

C22901-04

FILED
AUG 2 5 2004
Dean Heller
Secretary of State

Articles of Incorporation

(PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	Deer Bay Resources Inc.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	Empire Stock Transfer Inc. Name 7251 West Lake Mead Boulevard Suite 300 — Las Vegas — NEVADA 89128 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000 — Par value: $ 0.001 — Number of shares without par value:
4. **Names & Addresses of Board of Directors/Trustees:** (attach additional page if there is more than 3 directors/trustees)	1. Leah Finke Name 7251 West Lake Mead Boulevard Suite 300 — Las Vegas — NV — 89128 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be: All legal purposes
6. **Names, Address and Signature of Incorporator.** (attach additional page if there is more than 1 incorporator)	Leah Finke — [signature] Name — Signature 7251 West Lake Mead Boulevard Suite 300 — Las Vegas — NV — 89128 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. [signature] — 8/25/2004 Authorized Signature of R. A. or On Behalf of R. A. Company — Date

This form must be accompanied by appropriate fees. See attached fee schedule.

ARTICLES OF INCORPORATION OF DEER BAY RESOURCES INC. FIRST . The name of the corporation is Deer Bay Resources Inc . SECOND . The registered office of the corporation in the State of Nevada is located at 7251 West Lake Mead Boulevard Suite 300 , Las Vegas, NV 89128 . Toe corporation may maintain an office, or offices, in such other places within or without the State of Nevada as may be from time to time designated by t . ' : te Board of Directors or the By Laws of the corporation . The corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada . Tl - - lJ : RD . The objects for which this corporation is formed are to engage in any lawful activity . FOURTH . The total number of common stock authorized that may be issued by the Corporation is seventy five million ( 75 , 000 , 000 ) shares of common stock with a par value of one tenth of one cent ( $ 0 . 001 ) per share and no other class of stock shall be authorized . The corporation may from time issue said shares for such consideration as the Board of Directors may fix . FIFTH . The governing board of the corporation shall be knov . 'D as directors, and the nwnber of directors may from time to time be increased or decreased in such manner as shall be provided by the By - Laws of this corporation, providing that the number of directors shall not be reduced to fewer than one (1) . The first Board of Directors shall be three (3) in number and the name and post office address of these Directors are : Name: Address: Leah Finke 7251 W. Lake Mead Blvd Suite 300 Las Vegas, :N - V 89128 SIXTH . Toe capital stock of the corporation, after the amount of the subscription price or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation . SEVENTH . The name and post office address of the Incorporator signing the Articles of Incorporation is as follows : Name: Address: Empire Stock Transfer Inc. 7151 West Lake Mead Boulevard Suite 300 Las Vegas, Nevada 89128 -- - .. I I I I - I

6

• I • • EIGHTH . The Resident Agent for this corporation shall be Empire Stock Transfer Inc . The address of the Resident Agent and the registered or statutory address of this corporation in the State of Nevada shall be : 7251 West Lake Mead Boulevard Suite 300 Las Vegas, NV 89128 . NINTH . The corporation is to have perpetual existence . TENTH . The Board of Directors shall adopt the initial By - laws of the corporation . The Board of Directors shall also have the power to alter, amend or repeal the By - laws, or to adopt new By - laws, except as otherwise may be specifically provided in the By - laws . ELEVEN . No Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer ; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78 . 300 of the Nevada Revised Statutes . Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification . TWELVETH . The corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation . l, the undersigned, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant to General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation . hereby declaring and certifying that the facts herein stated are true, a .. ,d accordingly have hereunto set my hand this Augusi 25 , 2004 . e Incorporator 111111 - irr ..,;;;;w 92,.. l Ii i I . - - i

7

Apr.29.2008 12:35 PM PAGE. 3/ 4
Apr.28.2008 01:17 PM UREUK KARBY 002
PAGE. 1/ 1

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080294398-85
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/29/2008 12:54 PM
	Entity Number C22901-2004

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Deer Bay Resources, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article FOURTH of the Articles of Incorporation is amended in accordance with the attached Exhibit A regarding an increase in authorized capital structure.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 5,412,000

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on 01/01/07

Apr.29.2008 12:35 PM PAGE. 4/ 4 EXHIBIT A TO CER'J'JFICATF. OF AMENDMENT FOR DEER BAY RESOURCES. INC. FOURTI I : The lulul numbi .. ' 1 ' of shares of common stock authori : , . ed lhut may be issued by the Corporation is two hundred million ( 200 , 000 , 000 ) shares of common stock with a par value of $ 0 . 000 I per share, The tolul number of sh 11 rcs of ()referred stock authorized that may be issued by the Corporation is twenty million ( 20 , 000 , 000 ) shares of preferred stock with a par value of $ 0 . 0001 .

9

ROSSMILLER Secretary of State 204 North Carson Street, Ste 1 Carson City. Nevada 89701 - 429! (775) 684 5708 Web8ite: secretaryofetate.blz Articles of Merger (PURSUANT TO NRS 92A.200) Page 1 Filed in the office of Document Kumber , _,L_ Ross Miller Secretary of State State of Nevada 20110069715 - 32 Filing Date and Time , 01/27/2011 2:58 PM 'Entity Number C22901 - 2004 USE BLACK INK ONI.Y - DO NOT HIGHUGHl'. ABOVE SPACE IS FOR OFFICE USE ONLY (Pursuant to Nevada Revised Statutes Chapter 92A) (excluding 92A.200(4b)) 1) Name and Jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entitles, check box D and attach an 8112" x11" blank sheet containing the required Information for each additional entity. ---------------------------------------------- . I Biotlamex Corporation Name or merging entity !Nevada @ rporation Jurisdiction Entity type" , - ------------------- · ----- · - ·· - ·· -- ·· --- · - ·· ----- ·· --- · - ·· - · - Name of merging entity Jurisdiction Entity type• Name of merging entity Jurisdiction Entity type .,. Name of merging entity Jurisdiction Entity type • and, Reso •I_n_c. .. ::J Name of surviving entity !Nevada I Corporation Jurisdiction Entity type .. * Corporation, non - profit corporation, limited partnership, limited - liability company or business trust. Filing Fee: $360.00 This form must be accompanied by appropriate fees. Nevada Secralery of Stale AM Merger Pai;ie 1 2007 R<Msed<n 01,'0l/07

10

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: [ ]

c/o: [ ]

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Bioflamex Corporation
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Deer Bay Resources, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 2 2007
Revised on: 01/01/07

ROSSMILLER Secretary of State 204 North carson Street, Ste 1 Careon City, Nevada 89701 - 4299 {775) 684 6708 Website: secretaryofatate.biz Articles of Merger (PURSUANT TO NRS 92A.200) Page 3 USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOW SPACE IS FOR OFFICE USE 0NLY (b) The plan was approved by the required consent of the owners of": Name of merging entity, If applicable Name of merging entity, If eppllcable Name of merging entity, If applicable Name of merging entity, if applicable and, or ; Name of surviving entity, if applicable • Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituenl entity in the merger. This form must be accompanied by appropriate fees. N<>vAc18 Becr'"'8ty Of Stet,, AM Merger Pag& J 2007 Flev!sedc,n; 01/01/07

12

ROSSMILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701 - 4299 (775) 684 6708 Website: secretaryofatate.blz Articles of Merge_r (PURSUANT TO NRS 92A.200) Page4 USE SLACK 91K ONLY - DO NOT HIGHLIGHT ABOI/I! SPACE IS FOR OFFICE USE ONLY (c) Approval of plan of merger for Nevada noo - proflt corporation (NRS 92A.160): The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Name of merging entity, if appllcable Name of merging entity, If applicable Name of merging entity, If appllcabla Name of merging entity, If applicable and,or; Name of survMng entity, if applicable This form must be accompanied by appropriate toos. N&v3da Seetet:>ryorSlalflAM Mmger p - ,i2001 """"'"'d or,; 01/01107

13

ROSSIIIILLER Secretary of State 204 North Carson Street, Ste 1 caraon City, Nevada 89701 - 4299 (776) 6846708 Webalta: ncretaryofstate.blz Articles of Merger (PURSUANT TO NRS 92A.200} Page 5 USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE ISFOR Ol'FlCE USE ONLY 5) Amendments, If any, to the articles or certificate of the aurvlvlng entity. Provide article numbers, if available. (NRS 92A.200)•: Article I is hereby amended in its entirety to read: Article I: Name "The name of the corporation is Biotlamex Corporation, hereinafter the "Corporation." 6) Location of Plan of Merger (check a or b): D (a) The entire plan of merger Is attached; or, lKJ (b) The entire plan of merger Is on file at the registered office of the survivlng corporation, llmited - llabllily company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity {NRS 92A.200). 7) Effective date (optional).:.. [_· - · - · --- ···· - ········ -- · - ·· - · --- - " Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.1BO (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the survMng entity except that the name (!f the surviving entity may be changed. - A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240). This form must be accompanied by approprlate tees. Neva<!• S1tetQl11,y of Sl»kl AM Me,gsr P"IJ" !S 2007 Re>'iSeCI 011: 0./01/07

14

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Bioflamex Corporation
Name of merging entity

X K. Sullivan — President — 1/25/2011
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Deer Bay Resources, Inc.
Name of surviving entity

X K. Sullivan — President — 1/25/2011
Signature — Title — Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

From fax 1.866.824.9102 Thu Dec 6 09:55:27 2012 MST Page 1 of 4

090201

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120822980-44
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/06/2012 9:02 AM
	Entity Number C22901-2004

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
BIOFLAMEX CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)
Pursuant to the authority granted to the directors to take action by unanimous consent without a meeting pursuant to the articles of organization of BioFlamex Corporation, the Board of Directors ("Directors") of BioFlamex Corporation a Nevada corporation do hereby consent to, adopt, retify, confirm and approve as of December 30, 2012 a reverse stock split of the common stock of BioFlamex Corporation at a ratio of 40: 1

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: Dec 4, 2012 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer KRISTIAN SCHIORRING

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

Document Number 20120340887 - 85 Filed in the office of .,,,'.. - L. Filing Date and Time 05/14/2012 2:17 AM Entity Number C22901 - 2004 RossMiller Secretarv of State State of Nevada From: Cane Clark LLP. To:4862888 ROSSMILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701 - 4520 {TTS) 684 - 5708 Website: www.nvsos.gov Page: 4/4 Certificate of Amendment (PURSUANT TO NRS 78.385 ANO 78.390) USE BLACK INK ONLY· DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE OHLY Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) 1. Name of corporation: Bioflamex Corporation 2. The articles have been amended as follows: (provide article numbers, if available) FOURTH. The total number of common stock authorized that may be issued by the Corporation is four hundred million 400,000,000 shares of common stock with a par value of $0.000I per share and no other class of stock shall be authorized. The corporation may from time issue said shares for such consideration as the Board of Directors may fix. Date: 5/14/20121:08:34 PM I IIH I 111111I I 11111111111111111 +()9()201• 3 . The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 4. Effective date and time of filing: (optional) Date: 55 % Time: (must not be later than 90 days after the certificate is filed) 5. Signature: (required) / -------- · ' , X / /f Signature of Officer *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof . This form must be accompanied by appropriate fees. IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. Nevada Secretary cf State Amend Ptofit.Afte( Revised: 8 - 31 - 11

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· st.CF.ET ARY OF STATE CERTIFICATE OF EXISTENCE WITH STATUS IN GOOD STANDING I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non - profit corporations, corporation soles, limited - liability companies, limited partnerships, limited - liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate. I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, BIOFLAMEX CORPORATION, as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since August 25, 2004, and is in good standing in this state. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on February 12, 2013. ROSS MILLER Secretary of State Certified By: Christine Rakow Certificate Number: C20130124 - 24 70 You may verify this certificate online at http://www.nvsos.gov/

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STATE OF WYOMING Office of the Secretary of State I, MAX MAXFIELD, Secretary of State of the State of Wyoming, do hereby certify that BIOFLAMEX CORPORATION a corporation originally organized under the laws of Nevada on August 25, 2004, did on February 20, 2013 apply for a Certificate of Domestication and filed Articles of Domestication in the office of the Secretary of State of Wyoming. I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this 20th day of February, 2013. By: George G , u , i ' l l - en - ------ - Filed Date: 02/20/2013

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WYOMING SECRETARY OF STATE
OFFICIAL RECEIPT

Thank you for your payment!

Amount Paid: **$100.00**
Receipt #: **723525**
Receipt Date: **February 20, 2013**
Processed By: **GEORGE GUILLEN**
Corp #: **2013-000638349**

DO NOT PAY!
THIS IS NOT A BILL.

Wyoming Corporate Services, Inc.
2710 Thomes Ave
Cheyenne, WY 82001

Payment	Reference	Amount
PAD		100.00
	TOTAL PAYMENT	**$100.00** ✓

Description of Charges	Invoice #	Sec. File #	Quantity	Unit Price	Total
CDT - Corporation Continuance / Domestication / Transfer			1	100.00	100.00
		TOTAL CHARGES PAID			**$100.00** ✓

PAD Account: **399 - Wyoming Corporate Services, Inc.**

PAD Begin Balance: **$14,132.05**
PAD End Balance: **$14,032.05**

In Reference To:

BIOFLAMEX CORPORATION

Comments:

SECRETARY OF STATE
State Capitol, 200 W. 24th St.
Cheyenne, WY 82002-0020

PAD or Billing Questions?
(307) 777-5343
SOSBilling@wyo.gov

Page 1 of 1

STATE OF WYOMING CERTIFICATE OF DESIGNATIONS AND AMENDMENT TO THE BYLAWS OF Bioflamex Corporation Pursuant to Article XIII of the Bylaws, the following action is taken and approved by the Board of Directors of Bioflamex Corporation. by unanimous written consent as if a meeting had been properly called and held and all the directors were present at the meeting and voted in favor of such action: All of the Directors of Bioflamex Corporation have unanimously approved the following amendment to the Bylaws of this corporation: ARTICLE VII., SECTION 11. Is added as follows, and ARTICLE VII., SECTIONS12. and 13. are added as follows: ARTICLE VII., SECTION 11. CERTIFICATE OF DESIGNATION, SERIES A PREFERRED STOCK 1. DESIGNATION. This class of stock of this corporation shall be named and designated "Series A Preferred Stock". It shall have 500,000 shares authorized at $0.00001 par value per share. 2. CONVERSION RIGHTS. a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series B Stocks which are issued and outstanding at the time of conversion. b. Each individual share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to: -- - [four times the sum of: {all shares of Common Stock issued and outst time of conversion + all shares of Series B Preferred Stocks issued outstanding at time of conversion}]

1

divided by: [the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion] 3. ISSUANCE. Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula: For retirement of debt: n number of shares of Series A Preferred Stock to be issued i = 1 where X1 + X2 + X 3 .•• +. .. Xn represent the discrete notes and other obligations owed the lender (holder), which are being retired. 4. VOTING RIGHTS. a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B Preferred Stocks which are issued and outstanding at the time of voting. b. Each individual share of Series A Preferred Stock shall have the voting rights equal to: [four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series B Preferred Stocks issued and outstanding at time of voting}] divided by: [the number of shares of Series A Preferred Stock issued and outstanding at the time of voting]

2

ARTICLE VII., SECTION 12. CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B PREFERRED STOCK 1. DESIGNATION AND NUMBER OF SHARES. 1,500,000 shares of Series B Preferred Stock, par value $0.00001 per share (the "Preferred Stock"), are authorized pursuant to Article IV of the Corporation's Amended Certificate of Incorporation (the "Series B Preferred Stock" or "Series B Preferred Shares"). 2. DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion. 3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock. 4. CONVERSION AND ANTI - DILUTION. (a) Each share of Series B Preferred Stock shall be convertible, at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.001 per share (the "Common Stock") equal to the price of the Series B Preferred Stock as stated in 11.6 of the Bylaws, divided by the par value of the Common Stock, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2 price per share of Series B Preferred Stock, and a par value of $0.001 per share for Common Stock, each share of Series B Preferred Stock would be convertible into 2,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

3

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to tlie holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued. All shares of Common Stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion. (c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice. (d) Shares of Series B Preferred Stock are anti - dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 11.4(a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proprtionately in the case of forward splits, and may not be diluted by a reverse split following a forward split. 12.5 VOTING RIGHTS. Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company. 12.6 PRICE. (a) The initial price of each share of Series B Preferred Stock shall be $2.50.

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(b) The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares. 12.7 LOCK - UP RESTRICTIONS ON CONVERSION. Shares of Series B Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; orb) twelve (12) months if the Company does not file such public reports. That thereafter, pursuant to resolution of its Board of Directors, a special meeting of said corporation was duly called and held upon notice in accordance with Wyoming Revised Statutes at which meeting the necessary number of shares required by statute were voted in favor of the Certificate of Designations. That said Certificate of Designations was duly adopted in accordance with the provisions of the Wyoming Revised Statutes. IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 25 th Day of February, 2013. By: Kristian Schiorring, Director ft Adopted this 25 day of February, 2013 by all the Directors of the corporation.

5

Wyoming Secretary of State State Capitol Building, Room 110 200 West 24 th Street Cheyenne, WY 82002 - 0020 Ph. 307.777.7311 Fax 307.777.5339 Email: Business@wyo.gov Max Maxfield, WY Secretary of State FILED: 03/18/2013 04:03 PM Original ID: 2013 - 000638349 Amendment ID: 2013 - 001474849_ - - - - - - Profit Corporation Articles of Amendment 1. Corporation name: IBiallamex Corporation 2. Article(s) . l . 1 . . v , is amended as follows: The number of shares the company is authorized to issue is 9,002,000,000 (9 Billion 2 million) at a par value of .0001 Breakdown of class of shares shall be : 9,000,000,000 common par value .00001, Preferred A Share 500,000 par value .00001, Preferred B Share 1,500,000 par value .0001 the preferred stock will have the rights as designated as outlined in Attachment A Designation of Preferred Stock of Bioflamex Corporation 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . 4. The amendment was adopted on 102 / 25 / 2013 j (Date - mmlddlyyyy) 5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required . This amendment has the majority shareholder approval and a Shareholder resolutions P - Amendment - Revised 11/2012

1

Wyoming Secretary of State State Capitol Building, Room 110 200 West 24 th Street Cheyenne, WY 82002 - 0020 Ph. 307.777.7311 Fax 307.777.5339 Email: Business@wyo.gov r ------------------------------------------------ - For Office Use Only If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation. Signature: ;::=.==========:t=z===== Print Name: Kristian Schiorring Date: 103/13/2013 (mm/ddlyyyy) Title: Contact Person:! . _w_ay_n_e_B_a_il_e_y , Daytime Phone Number:1(801) 558 - 9646 I Email : ,...lw_b_v_a_lle_y_@_m_e_.co_m Checklist [lJ Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State. [ZJ The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers. [ZJ Please submit one originally signed document and one exact photocopy of the filing. P - Amendment - Revised 11/2012

2

STATE OF WYOMING CERTIFICATE OF DESIGNATIONS AND AMENDMENT TO THE BYLAWS OF Bioflamex Corporation Pursuant to Article XIII of the Bylaws, the following action is taken and approved by the Board of Directors of Bioflamex Corporation. by unanimous written consent as if a meeting had been properly called and held and all the directors were present at the meeting and voted in favor of such action: All of the Directors of Bioflamex Corporation have unanimously approved the following amendment to the Bylaws of this corporation: ARTICLE VII., SECTION 11. Is added as follows, and ARTICLE VII., SECTIONS12. and 13. are added as follows: ARTICLE VII., SECTION 11. CERTIFICATE OF DESIGNATION, SERIES A PREFERRED STOCK 1. DESIGNATION. This class of stock of this corporation shall be named and designated "Series A Preferred Stock". It shall have 500,000 shares authorized at $0.00001 par value per share. 2. CONVERSION RIGHTS. a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series B Stocks which are issued and outstanding at the time of conversion. b. Each individual share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to: -- - [four times the sum of: {all shares of Common Stock issued and outst time of conversion + all shares of Series B Preferred Stocks issued outstanding at time of conversion}]

3

divided by: [the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion] 3. ISSUANCE. Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula: For retirement of debt: n number of shares of Series A Preferred Stock to be issued i = 1 where X1 + X2 + X 3 .•• +. .. Xn represent the discrete notes and other obligations owed the lender (holder), which are being retired. 4. VOTING RIGHTS. a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B Preferred Stocks which are issued and outstanding at the time of voting. b. Each individual share of Series A Preferred Stock shall have the voting rights equal to: [four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series B Preferred Stocks issued and outstanding at time of voting}] divided by: [the number of shares of Series A Preferred Stock issued and outstanding at the time of voting]

4

ARTICLE VII., SECTION 12. CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B PREFERRED STOCK 1. DESIGNATION AND NUMBER OF SHARES. 1,500,000 shares of Series B Preferred Stock, par value $0.00001 per share (the "Preferred Stock"), are authorized pursuant to Article IV of the Corporation's Amended Certificate of Incorporation (the "Series B Preferred Stock" or "Series B Preferred Shares"). 2. DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion. 3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock. 4. CONVERSION AND ANTI - DILUTION. (a) Each share of Series B Preferred Stock shall be convertible, at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.001 per share (the "Common Stock") equal to the price of the Series B Preferred Stock as stated in 11.6 of the Bylaws, divided by the par value of the Common Stock, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2 price per share of Series B Preferred Stock, and a par value of $0.001 per share for Common Stock, each share of Series B Preferred Stock would be convertible into 2,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

5

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to tlie holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued. All shares of Common Stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion. (c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice. (d) Shares of Series B Preferred Stock are anti - dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 11.4(a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proprtionately in the case of forward splits, and may not be diluted by a reverse split following a forward split. 12.5 VOTING RIGHTS. Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company. 12.6 PRICE. (a) The initial price of each share of Series B Preferred Stock shall be $2.50.

6

(b) The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares. 12.7 LOCK - UP RESTRICTIONS ON CONVERSION. Shares of Series B Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; orb) twelve (12) months if the Company does not file such public reports. That thereafter, pursuant to resolution of its Board of Directors, a special meeting of said corporation was duly called and held upon notice in accordance with Wyoming Revised Statutes at which meeting the necessary number of shares required by statute were voted in favor of the Certificate of Designations. That said Certificate of Designations was duly adopted in accordance with the provisions of the Wyoming Revised Statutes. IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 25 th Day of February, 2013. By: Kristian Schiorring, Director ft Adopted this 25 day of February, 2013 by all the Directors of the corporation.

7

WYOMING SECRETARY OF STATE

OFFICIAL RECEIPT

Thank you for your payment!

DO NOT PAY!
THIS IS NOT A BILL.

Amount Paid: **$50.00**
Receipt #: **727473**
Receipt Date: **March 18, 2013**
Processed By: **BETH ALL**
Corp #: **2013-000638349**
Doc Id #: **2013-001474849**

Cardio Infrared Technologies Inc
99 Fountainhead Cir
Henderson, NV 89052

Payment	Reference	Amount
CHECK	1305	50.00
	TOTAL PAYMENT	**$50.00** ✓

Description of Charges	Invoice #	Sec. File #	Quantity	Unit Price	Total
CFD - Corporation Filing - Domestic			1	50.00	50.00
		TOTAL CHARGES PAID			**$50.00** ✓

In Reference To:

BIOFLAMEX CORPORATION

Comments:

SECRETARY OF STATE
State Capitol, 200 W. 24th St.
Cheyenne, WY 82002-0020

PAD or Billing Questions?
(307) 777-5343
SOSBilling@wyo.gov

Page 1 of 1

Wyoming

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Max Maxfield, WY Secretary of State
FILED: 07/25/2014 08:35 AM
Original ID: 2013-000638349
Amendment ID: 2014-001638202

Profit Corporation
Articles of Amendment

1. Corporation name:

Bioflamex, Corp

2. Article(s) IV is amended as follows:

WHEREAS, the Board of Directors of the Company has approved a proposal to perform a reverse stock split of the common stock of the Company at a ratio of 100:1 (the "Reverse Split");

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on ____________
(Date – mm/dd/yyyy)

5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

OR

Received
JUL 21 2014
State

P-Amendment - Revised 11/2012

• I I I I 1 For Office Use Only ௭ I If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation. WHEREAS, the undersigned majority shareholders believe it is in the best interest of the corporation to authorize and approve the Reverse Split; /, Signature: ;=.======= - =tz========== - , Date: lo?/09/2014 (mmlddlyyyy) Title: lcEo Contact Person: . , Daytime Phone Number;j(801) 558 - 9646 I Email: ! ,...w_b_v_a_lle_y_@_m_e_.c_o_m , Checklist D Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State. D The Articles of Amendment may be executed by the Chainnan of the Board, President or another of its officers. D Please submit one originally signed document and one exact photocopy of the filing. P - Amendment - Revised 11/2012

2

WYOMING SECRETARY OF STATE
OFFICIAL RECEIPT
Thank you for your payment!

Amount Paid: **$50.00**
Receipt #: **802114**
Receipt Date: **July 25, 2014**
Processed By: **TERRI BARKER**
Corp #: **2013-000638349**
Doc Id #: **2014-001638202**

DO NOT PAY!
THIS IS NOT A BILL.

Cardio Infrared Technologies, Inc.
99 Fountainhead Cr
Henderson, NV 89052

Payment	Reference	Amount
CHECK	1358	50.00
	TOTAL PAYMENT	**$50.00** ✓

Description of Charges	Invoice #	Sec. File #	Quantity	Unit Price	Total
CFD - Corporation Filing - Domestic			1	50.00	50.00
			TOTAL CHARGES PAID		**$50.00** ✓

In Reference To:

BIOFLAMEX CORPORATION

Comments:

SECRETARY OF STATE
State Capitol, 200 W. 24th St.
Cheyenne, WY 82002-0020

PAD or Billing Questions?
(307) 777-5343
SOSBilling@wyo.gov

Page 1 of 1

Max Maxfield, WY Secretary of State FILED: 12/08/2014 08:35 AM Original ID: 2013 - 000638349 Amendment ID: 2014 - 001678724 1 - - - - - - L ---------------------------------------------- - Profit Corporation Articles of Amendment I. Corporation name: IBioflamex , Corp 2. Articie(s) _j 1 .. I is amended as follows: NOW, BE IT RESOLVED, that it is hereby authorized and approved for the Company to perform approved to perform and file the name change to Canamed4Pets, Inc. 3 . If the amendment pro \ 'ides for an exchange, reclassification . , or cancellation of issued shares, provisions fo implementing the amendment if not contained in the amendment itself which may be made upon facts objective! : ascertainable outside the articles of amendment . 4. The amendment was adopted on (Date - mmfdd/yyyy) 5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statemen that the amendment was duly approved by the incorporators or by the board of directors as the case may be and th . a shareholder approval was not required . P - Amendment - Revised 11/2012 .QB

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' p - ---------------------------------------------- · For Office Use Only L ---------------------------------------------- - If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholder in the manner required by this act and by the articles of incorporation. WHEREAS, the undersigned majority shareholders believe it is in the best interest of the corporation to authorize and approve the name change Date: 111/25/2014 (mm/ dd/yy;,y) Contact Person: ' - --- -------------- --- ' Daytime Phone Number:1(801} 558 - 9646 j Email: /wbvalley@me.com Checklist D Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State. D The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers. D Please submit one originally signed document and one exact photocopy of the filing. P - Amendment - Revised l l/2012

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STATE OF WYOMING Office of the Secretary of State I, MAX MAXFIELD, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled. CERTIFICATE OF NAME CHANGE Current Name: Canamed4Pets, Inc. Old Name: BIOFLAMEX CORPORATION I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this 8th day of December, 2014 By: Dave Barker Filed Date: 12/08/2014

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WYOMING SECRETARY OF STATE

OFFICIAL RECEIPT

Thank you for your payment!

DO NOT PAY!
THIS IS NOT A BILL.

Amount Paid: **$50.00**
Receipt #: **821280**
Receipt Date: **December 8, 2014**
Processed By: **DAVE . BARKER**
Corp #: **2013-000638349**
Doc Id #: **2014-001678724**

Cardio Infrared Technologies, Inc.
99 Fountainhead Cir
Henderson, NV 89052-6422

Payment	Reference	Amount
CHECK	1011	50.00
	TOTAL PAYMENT	**$50.00** ✓

Description of Charges	Invoice #	Sec. File #	Quantity	Unit Price	Total
CFD - Corporation Filing - Domestic			1	50.00	50.00
			TOTAL CHARGES PAID		**$50.00** ✓

In Reference To:

Canamed4Pets, Inc.

Comments:

SECRETARY OF STATE
State Capitol, 200 W. 24th St.
Cheyenne, WY 82002-0020

PAD or Billing Questions?
(307) 777-5343
SOSAdminServices@wyo.gov

Page 1 of 1

. Wyoming Secretary of State 2020 Carey Avenue, Suite 700 Cheyenne, WY 82002 - 0020 Ph. 307.777.7311 Fax 307.777.5339 Email: Business@wyo.gov WY Secretary of State FILED: 08/07/2019 01:48 PM Original ID: 2013 - 000638349 Amendment ID: 2019 - 002603270 Profit Corporation Articles of Amendment 1. Corporation name: 1Canamed4Pels , Ince I IV I 2. Article number(s) . ......J is amended as follows: The total number of shares the company is authorized to issue shall be 4,000,uuu,OOO. The total number of Common Shares the company is authorized to issue shall be 3,998,000,000 shares with a par value of .0001. The total number of Series A Preferred Shares shall remain unchanged with 500,000 shares authorized with a par value of .00001. The total number of Series B Preferred Shares shall remain unchanged with 1,500,000 shares authorized with a par value of .00001. 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . 07/20i2019 4. The amendment was adopted on 1 ' - ----------- ' (Date - mmlddlyyyy) P - Amendment - Revised October 2015

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5. Approval of the amendment: (Please check only one appropriate field to indicate the party approving the amendment.) I I Shares were not issued and the board of directors or incorporators have adopted the amendment. OR Ƒ Ƒ Shares were issued and the board of directors have adopted the amendment without shareholder approval, in compliance with W.S. 17 - 16 - 1005. OR Shares were issued and the board of directors have adopted the amendment with shareholder approval, in compliance with W.S. 17 - 16 - 1003. Signature: (May be exec _ by Chairman of B' arc/, President or another of its officers.) Jason Black Print Nam_e: } I 'Jason Black Contact Person: . - ;;;;;;;;:;;;::;;;;;;;;:::::=============; Tl .tle·. I , President/CEO I D a . yt1m e Ph one N um b er: 1770 - - 8t36=6250 Email: lcannamericanholdings@gmail.com (Email provided will receive annual report reminders and filing evidence.) *May list multiple email addresses Date: 107/22/2019 (mmlddlyyyy) Checklist Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State. Please submit one originally signed document. Typical processing time is 3 - S business days following the date of receipt in our office. . Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents. P - Amendment - Revised October 2015

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Canamed4Pets, Inc. (the "company") Special Meeting of the Board of Directors Pursuant to Articles IV and X of the by - laws of the articles of incorporation of Canamed4Pets, Inc. a Wyoming company, the Board of Directors by way of written consent of the board hereby resolves, by unanimous approval of the board, the following amendments: CHANGE IN CAPITAL STRUCTURE Be it resolved: The total number of shares the company is authorized to issue shall be 4,000,000,000 (four billion) shares. The total number of Common Shares the company is authorized to issue shall be 3,998,000,000 (three billion nine hundred ninety eight million) shares with a par value of .0001. The total number of Series A Preferred Shares shall remain unchanged with 500,000 (five hundred thousand) shares authorized at a par value of .00001. The total number of Series B Preferred Shares shall remain unchanged with 1,500,000 (one million five hundred thousand) shares authorized at a par value of .00001 Date: July 20, 2019

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,, Wyoming Secretary of State 2020 Carey Avenue, Suite 700 Cheyenne, WY 82002 - 0020 ' • Ph. 307.777.7311 Fax 307.777.5339 Email: Business@wyo.gov ,. - - ' I ' I , I L WY Secretary of State FILED: 08/1412019 11:01 AM Original ID: 2013 - 000638349 Amendment ID: 2019 - 002609340 - - Profit Corporation Articles of Amendment 1. Corporation name: 1Canamed4 Inc. 2. Article number(s) l . . ' . v . , j is amended as follows: The total number of shares the company is authorized to issue shall be 4,uuu,000,uuu (four billion) shares. The total number of Common Shares the company is authorized to issue shall be 3,998,000,000 (three billion nine hundred ninety eight million) shares with a par value of .0001. The total number of Series A Preferred Shares shall remain unchanged with 500,000 (five hundred thousand) shares authorized at a par value of .00001. The total number of Series B Preferred Shares shall remain unchanged with 1,500,000 (one million five hundred thousand) shares authorized at a par value of .00001 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, prov 1 s 1 ons for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . None 07/20/2019 4. The amendment was adopted on 1 . . P - Amendment - Revised October 2015 (Date - mmlddlyyyy)

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5. Approval of the amendment: (Please check only one appropriate field to indicate the party approving the amendment.) D Shares were not issued and the boanl of directors or incorporators have adopted the amendment. OR Shares were issued and the board of directors have adopted the amendment without shareholder approval, in compliance with W.S. 17 - 16 - 1005. OR Ƒ Shares were issued and the board of directors have adopted the amendment with shareholder approval, in compliance with W.S. 17 - 16 - 1003. Chairman of Board, President or another of its officers.) Jason Black .._ ..., Contact Person: .. - ;;;;;;::;;;;;:;;;::;;================== Title I : President/ CEO I Daytim e Phone Number: 177o:aM - 6250 P - Amendment - Revised October 2015 ' Email: lcannamericanholdings@gmail.com (Email provided will receive annual report reminders and filing evidence.) *May list multiple email addresses Date: 108/05/2019 (mm/dd/yyyy) Checklist Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State. Please submit one originally signed document. Typical processing time is 3 - 5 business days following the date of receipt in our office. Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

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WY Secretary of State
FILED: 09/17/2019 07:48 AM
Original ID: 2013-000638349
Amendment ID: 2019-002627933

Agreement and Plan of Merger

THIS AGREEMENT AND PLAN OF MERGER (the "**Agreement**") is entered by and between Cann American Holdings, LLC, a California limited liability company (the "**LLC**") and Canamed4Pets, Inc. (the "**Corporation**"), as of August 21, 2019. In consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

1. **The Merger.**

1.1 Surviving Entity. Upon the time of filing (the "**Effective Time**") of a Certificate of Merger with the Secretary of State of the State of Wyoming, and the simultaneous Certificate of Merger and Cancellation with the Secretary of State of the State of California, or such other filing as needed to effect this merger:

1.1.1 The LLC shall be merged with and into the Corporation (the "**Merger**") in accordance §17-16-1105 of the Wyoming Business Corporation Act.

1.1.2 The Corporation shall be the surviving entity of the Merger (hereinafter sometimes called the "**Surviving Entity**"), provided however that the assets, liabilities, and goodwill of the LLC shall be reported by the Corporation on its consolidated statement of financial pursuant to the formal guidelines of "acquisition accounting" or "business combination accounting" under U.S. GAAP.

1.1.3 The identity, existence, rights, privileges, powers, franchises, properties, and assets of the Corporation shall continue unaffected and unimpaired by the Merger and shall be vested in the Surviving Entity.

1.1.4 The identity and separate existence of the LLC shall cease, and all of the rights, privileges, powers, franchises, properties, and assets of the LLC shall be vested in the Surviving Entity.

1.1.5 The name of the Surviving Entity shall be changed to:
Cann American Corp.

1.2 Bylaws, Directors, and Officers. From and after the Effective Time until as provided by law, the Bylaws, as amended, of the Corporation shall be the Bylaws of the Surviving Entity, and the directors and officers of the Corporation in office immediately prior to the Effective Time shall become the directors and officers of the Surviving Entity as of the Effective Time.

1.3 Ownership Conversion. At the Effective Time, each unit of Membership Interest of the LLC outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any additional action on the part of the LLC or the Corporation, be canceled; and all of the stock ownership of the Corporation existing prior to the Merger shall remain authorized and outstanding stock in the Surviving Entity following the Merger.

Received
SEP 1 3 2019
Secretary of State
Wyoming

2. General 2.1 Condition to the Merger. The Merger shall have been duly authorized by both the Corporation and the LLC prior to 'the filirtg of the certificates set forth in section 1.1 above effecting the Merger. IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above. Cann American Holdings, LLC a California limited liability compan

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Please see original signed in ink attached Agreement and Plan of merger for Canamed4Pets, Inc. ID: 2013 - 000638349 Whereas the surviving company will be Cann American Corp. , Thank you, Jason Black

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STATE OF WYOMING Office of the Secretary of State I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled. CERTIFICATE OF MERGER Cann American Holdings, LLC (California) (Unqualified Non - survivor) Merged intoCanamed4Pets, Inc. (Wyoming) (Qualified Survivor) I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this 17th day of September, 2019. Filed Date: 09/17/2019 z,, , ( r ,4, e:: - •., Secretary of tafe By: B a - il e - y " Jo h - n s - on Page 1 of 1

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Jason B ck Director/President/CEO and Majority Stockholder of 98.6% of the Votes Canamed4Pets, Inc. (the "Company") Special Meeting of the Stockholders Effective Date of Special Meeting: August 21, 2019 Pursuant to the Wyoming Revised Statutes and Article 3.4 of the Bylaws of the Company," Special meetings of the stockholders of the corporation may be called by the Chairman of the Board of Directors or the Board of Directors.", the undersigned being all the Directors of the Company, a Wyoming Corporation, calls this Special Meeting of the Stockholders as set forth below: Approval of Agreement and Plan of Merger Whereas pursuant to Article 3 . 7 of the Bylaws of the Company : "Any action which may be taken by the vote of stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power,", and Whereas the undersigned being the stockholder of all 500 , 000 Series A preferred shares and 1 , 500 , 000 Series B preferred shares, and Whereas the Series A, if one share is issued, the total aggregate being equal to 4 times that of every issued and outstanding Common and Series B share combined, and Whereas each Series B has a value of 2.50 per share divided by the par value of .0001 of the Common shares, and Whereas pursuant to Article 3.12 of the Bylaws of the Company: "each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders,", and Whereas the Common shares issued and outstanding as of the effective date equate to 1,657,991,381,and Whereas the Series B of 1,500,000 issued and outstanding, at a value of 2.50 per share divided by .0001, equate to 37,500,000,000 Common shares, and Whereas the total aggregate of the issued and outstanding series A, equating to 4 times the Common and Series B combined, equates to 156,631,965,524 Common shares, and Whereas the undersigned is entitled to 156,631,965,524 or 98.6% of the total votes. Be it Resolved that: l. The Stockholders, by authorized consent and a vote of the majority stockholder, in lieu of calling a meeting of the stockholders, approve the Agreement and Plan of Merger by and between the Company and Cann American Holdings, LLC, a California company. '11'= \ TG CJF F' - .9'2t J:t CCt.l fl/t 7 (!) F (9 9 Ct:d l \ 3 - ::"TC'f2e Tf{, 5 'l.i4y 1 ;;;_9 ƒ ?JcJl1 ray - :s - Asav YxAc..i< - iUtto F v, A Al ;J""""DIJtLE=Q. 1 - -- tu... - rv 51:? AS &UllR Anotll , NORMAN RUSCETTe: NOT ARY PUBLIC ' - 'STATE OF FLORIDA " - - = ƒ Comm# FF931906 Expires 12/7/2019

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Jason Black Director/President/CEO Canamed4Pets, Inc. (the "Company " ) Special Meeting of The Board of Directors Effective Date of Special Meeting: August 21, 2019 Pursuant to the Wyoming Revised Statutes, † 17 - 16 - 1104 and † 17 - 16 - 1105 of the WYOMING BUSINESS CORPORATION ACT and the Articles and Bylaws of the Company, the undersigned being all the Directors of the Company, a Wyoming Corporation, and in lieu of a meet i ng of the stockholders, do hereby consent to, adopt, ratify, confirm and approve the Resolutions set forth below: Approval of Agreement and Plan of Merger Whereas pursuant to Wyoming † 17 - 16 - 1104 (g) no vote of the stockholders is required, and Whereas the Compan y : 1. Is the qualified survivor of the merger. 2. The Company ' s articles of incorporation will not be changed. 3. Each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger or share exchange will hold the same number of shares, with identical preferences , limitations , and relative rights, immediately after the effective date of change;and 4. The merger does not require an exchange of shares or securities convertible into shares or rights exercisable for shares , and Whereas pursuant to Wyoming † 17 - 16 - 1105 the parent and subsidiary may merge under the Agreement and Plan of Merger, attached hereto and made a p a rt hereof, by and between the Company and Cann American Holdings, LLC, a California company. Be it Resolved that: 1. The Board of Directors, by unanimous consent, approves the Agreement and Plan of Merger by and between the Company and Cann American Holdings, LLC, a California company. "S - no - , oc:= - F to t't>i4 - 6Dt1.1JC'1 oF o s ced - (J ent, M.<: - ct{ts b - s ep 2'/,';;1(!)1 9 ey Oll/t5l.Ad(_ (Uf - \ - b7>'ll:, v I l:I - A IJ u 'J;:> l I/ t?{l. / - - ..l 'b j< \ C,. :t=D 1 'P ,. c.1'tD(Yl/ . !J(¥ 'v

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STATE OF WYOMING Office of the Secretary of State WY Secretary of State Fl :09/17/2019 07:51 AM Ongmal ID: 2013 - oocJ63&l49 Amend 11 ID: 2019 - 002627934 I ED W , AR D A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled. CERTIFICATE OF NAME CHANGE Current Name: Cann American Corp Old Name: Canamed4Pets, Inc. I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this 17th day of September, 2019 u.,_.,.a. - secretary of tate By: B - a - il e ' y ' Jo h - n - s o - n Filed Date: 09/17/2019

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Wyoming Secretary of State Herschler Building East, Suite 101 122 W 25th Street Cheyenne, WY 82002 - 0020 Ph. 307.777.7311 Email: Business@wyo.gov WY Secretary of State FILED: 10/01/2020 11:23 AM Original ID: 2013 - 000638349 Amendment ID: 2020 - 002944990 ------------------- - - - - - ... ---- - - - --- - ---- - - - - - --- - - - - - - Profit Corporation Articles of Amendment 1. Corporation name: !Cann American Corp I IV I 2. Article number(s) ,.. , is amended as follows: *Article number(s) is not your filing ID number. Example: 2000 - 000123456 Reverse Stock Split 1:10, 1 Common Share shall be issued for every 10 Common Shares issued and outstanding. The total number of Common Shares the company shall be authorized to issue shall be 1,998,000,000 (one billion nine hundred ninety eight million) shares with a par value of .0001. The total number of Series A Preferred shares shall remain unchanged with 500,000 (five hundred thousand) shares authorized at a par value of .00001. The total number of Series B Preferred shares shall remain unchanged with 1,500,000 (one million five hundred thousand) shares authorized at a par value of .00001. 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . 1:10 Reverse Split of Common Shares, any fractional shares shall round up to the nearest whole share. 4. The amendment was adopted onl ,_0_9/_1_6_1 2 _0_ 2 _0 ....., (Date - mmlddlyyyy) P - Amendment - Revised August 2019

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5. Approval of the amendment: (Please check only one appropriate field to indicate the party approving the amendment.) D Shares were nbt issued and the board of directors or incorporators have adopted the amendment. OR Ƒ [l] Shares were issued and the board of directors have adopted the amendment without shareholder approval, in compliance with W.S. 17 - 16 - 1005. OR Shares were issued and the board of directors have adopted the amendment with shareholder approval, in compliance with W.S. 17 - 16 - 1003. Date: 109/16/2020 (mmlddlyyyy) Jason Black Contact Person: ! Tl .ti e . · . , . P . . - re_s...,id en::;:t1;:;;c;;E:;;;:o==============: 1 D . Ph N' - -- be - - ;;;17;;;70 - 866 - 6:;::;;;:;;;;2:;so;;::::=========:::::: _ ayt1me one um r: Email: lcannamertcanholdings@gmail.com (Email provided will receive annual report reminders and.filing evidence.) * May list multiple email addresses Checklist Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State. Please submit one originally signed document Typical processing time is 3 - 5 business days following the date of receipt in our office. *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. [lJ Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents. P - Amendment - Revised August 2019

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cann American Corp. (the "company") Special Meeting of the Board of Directors Pursuant to Articles IV and X of the by - laws of the articles of incorporation of Cann American Corp., a Wyoming company, the Board of Directors by way of written consent of the board hereby resolves, by unanimous approval of the board, the following amendments: CHANGE IN CAPITAL STRUCTURE Be it resolved: The total outstanding Common Shares of the Company shall be reverse split at a ration of 1 : 10 , whereas each shareholder shall receive 1 Common Share for every 10 Common Shares issued and outstanding, and any fractional share shall be rounded up to the nearest whole share . The total number of Common Shares the company is authorized to issue shall be 1,998,000,000 (one billion nine hundred ninety eight million) shares with a par value of .0001. The total number of Series A Preferred Shares shall remain unchanged with 500,000 (five hundred thousand) shares authorized at a par value of .00001. The total number of Series B Preferred Shares shall remain unchanged with 1,500,000 (one million five hundred thousand) shares authorized at a par value of .00001 Jason Black Director, President, CEO

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Cann American Corp. (the •company") seecial Meeting of the Stockholders Effective Date of Special Meeting: September 16, 2020 Pursuant to the Wyoming Revised Statutes and Artide 3.4 of the Bylaws of the Company, " Special meetings of the stockholders of the corporation may be called by the Chairman of the Board of Directors or the Board of Directors.», the undersigned being all the Directors of the Company, a Wyoming Corporation, calls this Special Meeting of the Stockholders as set forth below: Approval of Reverse Stock Spit Whereas pursuant to Article 3 . 7 of the Bylaws of the Company :• Any action which may be taken by the vote of stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, • , and Whereas the undersigned being the stockholder of all 500 , 000 Series A preferred shares and 1 , 500 , 000 Series B preferred shares, and Whereas the Series A, if one share is issued, the total aggregate being equal to 4 times that of every issued and outstanding Common and Series B share combined, and Whereas each Series B has a value of 2.50 per share divided by the par value of .0001of the Common shares, and Whereas pursuant to Article 3.12 of the Bylaws of the Company: •each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders/, and Whereas the Common shares issued and outstanding as of the effective date equate to 1,657,991,381,and Whereas the Series B of 1,500,000 issued and outstanding, at a value of 250 per share divided by .0001, equate to 37,500,000,000 Common shares, and Whereas the total aggregate of the issued and outstanding series A, equating to 4 times the Common and Series B combined, equates to 152,049,991,383 Common shares, and Whereas the undersigned is entitled to 152,049,991,383 or 98% of the total votes. Be it Resolved that 1. The Stockholders, by authorized consent and a vote of the majority stockholder, in lieu of calling a meeting of the stockholders, approve the reverse split of 1 share of Common Stock for every 10 shares of the Com y's mmon Sto Director/President/CEO and Majority Stockholder of 98% of the Votes

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Wyoming Secretary of State Herschler Building East, Suite 101 122 W 25th Street Cheyenne, WY 82002 - 0020 Ph . 307.777 . 7311 Email: Business@wyo gov WY Secretary of State FILED: 11/17/2022 09:44AM Original ID: 2013 - 000638349 Amendment ID: 2022 - 003921277 L ------------------------ - - - . - - , - s - Profit Corporation Articles of Amendment 1. Corporation name: (Name must match exactly to the Secretary of State's records.) ann American Corp 2. Article number(s) r .. . v . *See checklist below for article number information. . l is amended as follows: The total number of common shares the company shall be authorized to issue shall be 1,300,000,000 One billion three hundred million) shares with par value .0001 The total number of Series A Preferred shares shall remain unchanged with 500,000 (five hundred housand) shares authorized at a par value of .00001 The total number of Series B Preferred shares shall remain unchanged with 1,500,000 (One million five 1undred thousand) shares authorized at a par value of .00001 The total number of Authorized Preferred shares will be increased to 12,000,0000 (twelve million) shares The total number of designated Preferred C shares will be 10,000,000 (ten million) shares authorized at a Jar value of .00001 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . h110412022 4. The amendment was adopted on ._I" .......... (Date - mmlddlyyyy) P - Amendment - Revised June 2021

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5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☐ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☑ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature]
(May be executed by Chairman of Board, President or another of its officers.)

Date: 11/04/2022
(mm/dd/yyyy)

Print Name: Alexander M. Woods-Leo

Contact Person: Alexander M. Woods-Leo

Title: CEO

Daytime Phone Number: 3025535205

Email: mark2mediagroup@gmail.com

*(**An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

- ✔ ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.
- ✔ **Processing time is up to 15 business days** following the date of receipt in our office.
- ✔ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. ***Article number(s) is not the same as the filing ID number.***
- ✔ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**
- ✔ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

P-Amendment – Revised June 2021

SHAREHOLDER RESOLUTION OF CANN AMERICAN CORP We, the undersigned, being a majority of the Shareholders of Cann American Corp, organized and existing under the laws of Wyoming, and having its principal place of business at 320 Santana Dr #C, Cloverdale, California 95425 (the "Corporation"), hereby certify that the following is a true and correct copy of a resolution duly adopted, and without the formality of calling a meeting of the Shareholders, this November 04, 2022, and that such resolution has not been modified, rescinded or revoked, and is at present in full force and effect: Therefore, it is resolved: Cann American Corp will reduce the Authorized common shares to one billion three - hundred million shares (1,300,000,000 common shares). Caon America Corp. will establish a Preferred C class par value .00001 with 10,000,000 shares autnonzect. All Preferred C issuances will have a 1 for 1 conversion ratio to common shares and a 2 year restriction on conversion from the time of issuance. Both Preferred A and Preferred B share designations shall remain unchanged. Cann American Corp will authorize the start of a Form 10 Registration SHAREHOLDERS: hareholder of 500,000 Series A shares, each such share having 4 times voting rights of all issued common and preferred shares. Date: 11/04/2022 CERTIFICATE OF SECRETARY

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The Secretary of the Corporation hereby certifies that he/she is the duly elected and qualified Secretary of Cann American Corp and certifies that the above is a true and correct record of the resolution that was duly adopted by the Directors and Shareholders of the Corporation on November 04, 2022. Secretary

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BOARD RESOLUTION OF CANN AMERICAN CORP We, the undersigned, being all the Directors of Cann American Corp, organized and existing under the laws of Wyoming, and having its principal place of business at 320 Santana Dr #C, Cloverdale, California 95425 (the "Corporation"), hereby certify that the following is a true and correct copy of a resolution duly adopted at a meeting of the Directors of the Corporation duly held and convened on November 04, 2022, at which a quorum of the Board of Directors was present and voting throughout, and that such resolution has not been modified, rescinded or revoked, and is at present in full force and effect: Therefore, it is resolved: Cann American Corp will reduce the Authorized common shares to one billion three - hundred million shares (1,300,000,000 common shares). Cann America Corp. will establish a Preferred C class par value .00001 with 10,000,000 shares authorized. All Preferred C issuances will have a 1 for 1 conversion ratio to common shares and a 2 year restriction on conversion from the time of issuance. Both Preferred A and Preferred B share designations shall remain unchanged. Cann American Corp will authorize the start of a Form 10 Registration DIRECTORS 11/04/2022 Alexander M. Woods - Leo Director/CEO Date CERTIFICATE OF SECRETARY

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The Secretary of the Corporation hereby certifies that he/she is the duly elected and qualified Secretary of Cann American Corp and certifies that the above is a true and correct record of the resolution that was duly adopted by the Directors and Shareholders of the Corporation on November 04, 2022. Secretary

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Wyoming Secretary of State Herschler Building East, Suite 101 122 W 25th Street Cheyenne, WY 82002 - 0020 Ph. 307.777.7311 Email: : ,. ?·!:.:'.£; idwto gov WY Secretary of State FILED: 12/13/2022 09:11 AM Original ID: 2013 - 000638349 Amendment ID: 2022 - 00395261 6 L ----------------------------------- - Profit Corporation Articles of Amendment 1. Corporation name: (Name must match exactly to the Secretary of State's records.) Lann American Corp 2. Article number(s)r L . .v ,J [ is amended as follows: *See checklist below for article number information. he total number of common shares the company shall be authorized to issue shall be 500 , 000 , 000 (Fiv undred million) shares with par value . 0001 (THE AUTHORIZED SHARES AMENDMENT GOES INTO FFECT AS OF DECEMBER 22 , 2022 ) he total number of Series A Preferred shares shall remain unchanged with 500,000 (five hundred housand) shares authorized at a par value of .00001 he total number of Series B Preferred shares shall remain unchanged with 1,500,000 (One million five undred thousand) shares authorized at a par value of .00001 he total number of Authorized Preferred shares will be increased to 12,000,0000 (twelve million) shares he total number of designated Preferred C shares will be 10,000,000 (ten million) shares authorized at ar value of .00001 3 . If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment . H112912022 4. The amendment was adopted on ._[ (Date - mmlddlyyyy) C . t; / - " \ .,i> .' \ ,'.)/ - ' ·•)/ \ :.! P - Amendment - Revised June 2021

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5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☐ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☑ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature]

(May be executed by Chairman of Board, President or another of its officers.)

Date: 11/29/2022 *(mm/dd/yyyy)*

Print Name: Alexander M. Woods-Leo

Title: CEO

Contact Person: Alexander M. Woods-Leo

Daytime Phone Number: 302-553-5263

Email: mark2mediagroup@gmail.com

***(An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

- ☑ ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.
- ☑ **Processing time is up to 15 business days** following the date of receipt in our office.
- ☑ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. ***Article number(s) is not the same as the filing ID number.***
- ☑ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**
- ☑ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

P-Amendment – Revised June 2021

BOARD RESOLUTION ·op CANN AMERICAN CORP We, the undersigned, being all the Directors and Shareholders of Cann American Corp, organized and existing under the laws of Wyoming, and having its principal place of business at 501 Silverside Rd. Wilmington DE 19809 (the "Corporation"), hereby certify that the following is a true and correct copy of a resolution duly adopted at a meeting of the Directors and Shareholders of the Corporation duly held and convened on November 29, 2022, at which a quorum of the Board of Directors was present and voting throughout, and that such resolution has not been modified, rescinded or revoked, and is at present in full force and effect: Therefore, it is resolved: Cann Amercian Board has agreed that the Authorized Common shares will be reduced from 1.3 Billion shares (One Billion Three - Hundred Thousand) to 500,000,000 million common shares and this change shall take effect as of December 22, 2022. Cann American Corp will reduce the Authorized common shares to Five - hundred million shares (500,000,000 common shares). DIRECTORS Alexander M. Woods - Leo CEO M l u /2 . 0 ?2 - Date Circle this L.S. as there is no corporate seal. CERTIFICATE OF SECRETARY The Secretary of the Corporation hereby certifies that he/she is the duly elected and qualified Secretary of Cann American Corp and certifies that the above is a true and correct record of the resolution that was duly adopted by the Directors and Shareholders of the Corporation on November 04, 2022.

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Alexander M. Woods - Leo Secretary

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Wyoming

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 06/01/2023 09:24 AM
Original ID: 2013-000638349
Amendment ID: 2023-004202251

Profit Corporation
Articles of Amendment

1. Corporation name:
(Name must match exactly to the Secretary of State's records.)

Cann American Corp

2. Article number(s) IV is amended as follows:
***See checklist below for article number information.**

The total number of Common Shares the company shall be authorized to issue shall be 1,998,000,000 (one billion and nine hundred and ninety eight million) shares at a par value of .0001.
The total number of Series A Preferred shares shall remain unchanged with 500,000 (five hundred thousand) shares authorized at a par value of .00001.
The total number of Series B Preferred shares shall remain unchanged with 1,500,000 (one million five hundred thousand) shares authorized at a par value of .00001.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

N/A

RECEIVED
MAY 15 2023
WYOMING
SECRETARY OF STATE

4. The amendment was adopted on 02/24/2023
(Date – mm/dd/yyyy)

P-Amendment – Revised June 2021

5. Approval of the amendment: (Please clreck only one appropriate field to indicate tire party approving tire ameflliment.) I I ! \ hares yere not issued and the board of directors or incorporators have adopted the amendment OR Ƒ Ƒ Shares were issued and the board of directors have adopted the amendment without shareholder approval, in compliance with W.S. 17 - 16 - 1005. OR Shares were issued and the board of directors have adopted the amendment with shareholder approval, in compliance with W.S. 17 - 16 - 1003. 1(7 / 1.1 Da•e•.105/09/2023 Signature: _..,.c:;t;.L. -- =;..J::...L.. - l, -- = -- =:::I"· = - - ;. - ----- - ,, .... - , - --- , - ,,..,.,.. - .. - ------- - (May be execute Chairman of Board, President or anotlrer of its officers.) (mmldd/yyyy) Print Name: !Jason Tucker I Contac t Person:I. . J . _a_s_o_n_T_u_c_k_e_r , Title: jPresident I Daytim e Phone Number: 1551 - 285 - 4350 Email: jcannamericanholdings@gmail.com (An email address is required. Email(s) provided will receive important reminders, notices and filing evidence.) Checklist † Filing Fee: $60.00 Make check or money order payable to Wyoming Secretary of State. Processing time is up to 15 business days following the date of receipt in our office. *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. Article number(s) is not the same as the filing ID number. [lJ Please mail with payment to the address at the top of this form. This form cannot be accepted via email. [lJ Please review the form prior to submission. The Secretary of State's Office is unable to process incomplete forms. P - Amendment - Revised June 2021

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Cann American Corp. (the "Company") Special Meeting of the Board of Directors Effective Date of Meeting, February 24, 2023 Pursuant to the Wyoming Revised Statutes and the Bylaws of the Company, the undersigned being all of the Directors of the Company, a Wyoming Corporation, consents, without the formality of convening a meeting, to the following actions of the Company: Capital Structure Be it RESOLVED that: 1. The Directors approve returning the capital structure to as it was prior to the appointment and subsequent resignation of Alexander Woods - Leo. 2. The total Common Shares authorized shall be 1,998,000,000 with a par value of .0001. The total Series A Preferred shares authorized shall be 500,000 with a par value of .00001. The total Series B Preferred shares authorized shall be 1,500,000 with a par value of .00001 Jason Tucker Director/CEO Cann American Corp.

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